                                                                 EXHIBIT 10.65

                 TRUST SALE AND SERVICING AGREEMENT

                            BY AND AMONG

                   NAVISTAR FINANCIAL CORPORATION
                             (SERVICER)

                TRUCK ENGINE RECEIVABLES FINANCING CO.
                              (SELLER)

                                 AND

                TRUCK ENGINE RECEIVABLES MASTER TRUST
                               (TRUST)

                    DATED AS OF NOVEMBER 21, 2000

                                      -i-

                          TABLE OF CONTENTS

2.3   Representations  and  Warranties  of Seller  Relating
      to Seller  and the Agreement................................2
2.4   Representations and Warranties of the Seller Relating

3.1   Acceptance of Appointment and Other Matters Relating
      to the Servicer.............................................9
3.2   Servicing Compensation.....................................10
3.3   Representations, Warranties and Covenants of the Servicer..10

4.3   General Provisions Regarding Trust Accounts and

6.2   Merger or  Consolidation  of, or Assumption  of, the
      Obligations  of the Servicer...............................22
6.3   Limitation on Liability of the Servicer and Others.........23
6.4   Servicer  Indemnification  of the Trust,  the  Indenture
      Trustee and the Owner Trustee..............................23
6.5   Resignation of Servicer....................................24
6.6   Access to the Documentation and Information Regarding

8.15  ...........................................................32

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Exhibit A       Form of Daily Activity Report
Exhibit B       Form of Annual Servicer's Certificate
Exhibit C       Form of Lock-Box Agreement

Appendix A      Definitions and Rules of Construction
Appendix B      Notice Addresses and Procedures

Schedule 1      Proceedings
Schedule 2      List of Trust Accounts

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                 TRUST SALE AND SERVICING AGREEMENT

           THIS TRUST SALE AND SERVICING  AGREEMENT (this  "Agreement") is made as of  November 21,  2000,  by and  among  NAVISTAR  FINANCIAL  CORPORATION,  a
Delaware  corporation  (the  "Servicer"),  TRUCK ENGINE  RECEIVABLES  FINANCING
CO.,  a Delaware  corporation  (the  "Seller"),  and TRUCK  ENGINE  RECEIVABLES
MASTER TRUST, a Delaware business trust (the "Trust").

           In  consideration  of the mutual  agreements  herein  contained  and
other   good  and   valuable   consideration,   receipt   of  which  is  hereby
acknowledged,  each  party  agrees  as  follows  for the  benefit  of the other parties and for the  benefit of the  Certificateholders  and the  Beneficiaries to the extent provided herein:

                              ARTICLE  I
                             DEFINITIONS

           I.1  Definitions.   Unless  otherwise  defined  herein,  capitalized
terms used in this  Agreement  are  defined  in and shall  have the  respective meanings  assigned  to them  in Part I of  Appendix  A to this  Agreement.  All references  herein to "the  Agreement"  or "this  Agreement"  are to this Trust
Sale and Servicing  Agreement,  as it may be amended,  supplemented or modified from time to time, the exhibits  hereto and the  capitalized  terms used herein which are  defined  in  Appendix A,  and all  references  herein  to  Articles,
Sections and  subsections  are to  Articles,  Sections or  subsections  of this
Agreement  unless otherwise  specified.  The rules of construction set forth in
Part II of Appendix A shall be applicable to this Agreement.

                             ARTICLE  II
                      CONVEYANCE OF RECEIVABLES

           II.1 Conveyance of  Receivables.  In  consideration  of the Issuer's delivery to the Seller of the  Certificate(s),  the Seller  does  hereby  sell, transfer,  assign,  set over and otherwise convey,  without recourse (except as
expressly   provided   herein),   to  the   Trust  for  the   benefit   of  the
Certificateholders  and the other  Beneficiaries on the Closing Date (a) all of its  right,  title  and  interest  in, to and  under  the  Receivables  and all
Related  Security  with  respect  thereto  owned by the  Seller at the close of
business  on  the  Business  Day   immediately   preceding  the  Closing  Date,
Collections  and all other  monies due or to become due thereon and all amounts received with respect thereto and Recoveries  thereof,  (b) all of the Seller's rights,  remedies,  powers and privileges with respect to such  Receivables and the Lock-Box  Account  under the  Receivables  Purchase  Agreement  and (c) all proceeds of all of the foregoing in clauses (a) and (b)  (including  "proceeds"
as  defined  in the UCC as in effect  in the  applicable  jurisdiction).  As of each  Business  Day after the  Closing  Date,  prior to the  earlier of (i) the occurrence  of an Early  Amortization  Event  and  (ii) the  Trust  Termination
Date,  on which  Receivables  are acquired by the Seller (a  "Transfer  Date"), the Seller does hereby sell,  transfer,  assign, set over and otherwise convey, without recourse  (except as expressly  provided  herein),  to the Trust all of its  right,  title  and  interest  in, to and  under  the  Receivables  and all
Related  Security  with  respect  thereto  owned by the  Seller at the close of business on such Transfer Date and not theretofore  conveyed to the Trust,  all monies due or to become due and all amounts  received with respect  thereto and all proceeds  (including  "proceeds"  as defined in the UCC as in effect in the
applicable  jurisdiction,   and  Recoveries)  of  all  of  the  foregoing.  The
foregoing  sale,  transfer,   assignment,   set-over  and  conveyance  and  any
subsequent  sales,  transfers,  assignments,  set-overs and  conveyances do not constitute,  and are not intended to result in, the  creation or an  assumption by the Trust,  the Owner Trustee,  the Indenture  Trustee or any Beneficiary of
any   obligation   of   the   Servicer,   the   Seller,   Navistar   Financial,
International,  any other  Originator  or any other Person in  connection  with the Receivables.

           In  connection  with such  sales,  the  Seller  agrees to record and file,  at its own  expense,  a financing  statement  on form UCC-1 or any other applicable form (and  continuation  statements when applicable) with respect to the  Receivables  now  existing and  hereafter  created for the sale of chattel paper,  accounts,  payment  intangibles and general  intangibles (as defined in the  UCC as in  effect  in the  applicable  jurisdiction  from  time  to  time)
meeting  the  requirements  of  applicable  law in  such  manner  and  in  such jurisdictions  as are  necessary  to  perfect  the sale and  assignment  of the
Receivables  and  the  Related   Security  to  the  Trust,  and  to  deliver  a
file-stamped  copy of such  financing  statements  or  other  evidence  of such filing  to the  Owner  Trustee  on or  prior to the  Closing  Date.  The  Owner
Trustee  shall  be  under  no  obligation  whatsoever  to file  such  financing statement,  or a  continuation  statement to such  financing  statement,  or to make any other filing under the UCC in connection with such sales.

           In connection  with such sales,  the Seller further  agrees,  at its own  expense,  on or prior  to the  Closing  Date,  to cause  the  Servicer  to indicate  in its  computer  files,  as  required  by the  Receivables  Purchase
Agreement,  that the  Receivables  have been  sold,  and the  Related  Security assigned,  to the Seller in accordance with the Receivables  Purchase Agreement and sold to the Trust pursuant to this  Agreement.  In addition,  in connection with such sales,  the Seller  shall  deliver  within ten days after the Closing
Date  to  the  Owner   Trustee  all  documents   related  to  the   Receivables
constituting  "instruments"  (as  defined  in  the  UCC  as in  effect  in  the applicable  jurisdiction) with such endorsements  attached as the Owner Trustee may reasonably require.

           II.2 Acceptance  by the Trust.  The Trust  hereby  acknowledges  its acceptance of all right,  title and interest  previously  held by the Seller to the  property,  now  existing  and  hereafter  created,  conveyed  to the Trust pursuant to Section 2.1.

           The Owner  Trustee  shall have no power to  create,  assume or incur indebtedness  or other  liabilities  in the  name of the  Trust  other  than as contemplated in the Basic Documents.

           II.3 Representations  and  Warranties of Seller  Relating to Seller
and the  Agreement.  The Seller  hereby  represents  and warrants to the Trust, the Indenture Trustee and to the Owner Trustee as of the Closing Date that:

(1)   Organization  and  Good  Standing.  The  Seller  is  a  corporation  duly organized,  validly  existing and in good standing  under the laws of the State
of  Delaware  and  has,  in  all  material  respects,   full  corporate  power,
authority  and legal right to own its  properties  and conduct its  business as such properties are presently  owned and such business is presently  conducted, and to execute, deliver and perform its obligations under this Agreement.

(2)   Due  Qualification.  The Seller is duly  qualified  to do  business  and, where  necessary,  is in good standing as a foreign  corporation  (or is exempt from such  requirement)  and has obtained all necessary  licenses and approvals in each  jurisdiction  in which  the  conduct  of its  business  requires  such qualification  except  where the  failure to so qualify or obtain  licenses  or approvals  would not have a material  adverse  effect on its ability to perform its obligations hereunder.

(3)   Due  Authorization.  The execution and delivery of this Agreement and the other Basic  Documents and the  consummation of the  transactions  provided for or  contemplated  by  this  Agreement  and the  other  Basic  Documents  by the
Seller,  have been duly  authorized  by the Seller by all  necessary  corporate action on the part of the Seller.

(4)   No Conflict.  The execution and delivery of this  Agreement and the other
Basic  Documents,  the  performance of the  transactions  contemplated  by this
Agreement  and the  other  Basic  Documents  and the  fulfillment  of the terms hereof and  thereof,  will not  conflict  with,  result in any breach of any of the material  terms and  provisions  of, or constitute  (with or without notice or lapse of time or both) a material  default under,  any indenture,  contract, agreement,  mortgage,  deed of trust,  or other  instrument to which the Seller is a party or by which it or its properties are bound.

(5)   No Violation.  The execution  and delivery of this  Agreement,  the other
Basic  Documents,  the  performance of the  transactions  contemplated  by this
Agreement  and the  other  Basic  Documents  and the  fulfillment  of the terms hereof  and  thereof  applicable  to the  Seller,  will  not  conflict  with or violate any material Requirements of Law applicable to the Seller.

(6)   No  Proceedings.  There are no  proceedings  or, to the best knowledge of the Seller,  investigations  pending or  threatened  against the Seller  before any  Governmental  Authority (i) asserting the  invalidity of this Agreement or the other Basic  Documents,  (ii) seeking to prevent the consummation of any of
the   transactions   contemplated   by  this  Agreement  and  the  other  Basic
Documents,  (iii) seeking any  determination  or ruling that, in the reasonable judgment of the Seller,  would  materially and adversely affect the performance by the Seller of its  obligations  under  this  Agreement  and the other  Basic
Documents,  (iv) seeking any  determination or ruling that would materially and adversely  affect the  validity or  enforceability  of this  Agreement  and the other  Basic  Documents  or (v)  seeking  to affect  adversely  the  income tax attributes  of the  Trust  under  the  United  States  federal,  or  any  other applicable state, local or foreign  jurisdiction's,  income, single business or franchise tax systems.

(7)   All  Consents  Required.   All  appraisals,   authorizations,   consents,
orders,  approvals  or  other  actions  of any  Person  or of any  Governmental
Authority  required  in  connection  with the  execution  and  delivery of this
Agreement and the other Basic  Documents,  the performance of the  transactions contemplated  by  this  Agreement  and  the  other  Basic  Documents,  and  the fulfillment of the terms hereof and thereof, have been obtained.

(8)   Enforceability.  Each of this  Agreement  and the other  Basic  Documents constitutes a legal,  valid and binding  obligation  of the Seller  enforceable
against   the   Seller  in   accordance   with  its   terms,   except  as  such
enforceability   may  be  limited   by   applicable   bankruptcy,   insolvency,
reorganization,  moratorium  or other  similar  laws now or hereafter in effect affecting the  enforcement  of creditors'  rights in general and except as such enforceability  may  be  limited  by  general  principles  of  equity  (whether considered in a suit at law or in equity).

(9)   Valid  Transfer.  This Agreement  constitutes a valid sale,  transfer and assignment  to the Trust of all right,  title and interest of the Seller in the related  Receivables and the Related  Security and the proceeds thereof and all of the Seller's  rights,  remedies,  powers and privileges  with respect to the
Receivables  under the Receivables  Purchase  Agreement and, upon the filing of the financing  statements  described in Section 2.1 with the Secretary of State
in  the  applicable   jurisdiction   where  either  the  Seller's  or  Navistar
Financial's  chief  executive  offices  or books and  records  relating  to the
Receivables are located and, in the case of the Receivables  hereafter  created and the proceeds  thereof,  upon the creation  thereof,  the Trust shall have a perfected first priority  security  interest in such property (except for Liens
permitted  under   Section 2.5(a)).   Except  as  otherwise  provided  in  this
Agreement,  or the other  Basic  Documents,  neither  the Seller nor any Person claiming  through  or under  the  Seller  has any claim to or  interest  in the
Collateral.

           The  representations  and  warranties  set forth in this Section 2.3 shall  survive the transfer and  assignment  of the  Receivables  to the Trust.
Upon discovery by the Seller,  the Owner Trustee,  the Indenture Trustee or the
Servicer of a breach of any of the foregoing  representations  and  warranties, the party  discovering  such  breach  shall give prompt  written  notice to the other parties.

           In the event the  Noteholders of a Series shall have exercised their right  to  have  such  Notes  redeemed  pursuant  to  Section  10.1(b)  of  the
Indenture  as a  result  of  any  breach  of any  of  the  representations  and warranties  set forth in this Section  2.3,  the Seller shall  deposit into the applicable  Principal  Funding  Account in immediately  available  funds on the
Business Day preceding the  Redemption  Date, an amount equal to the sum of the amounts  specified  therefor  with  respect to each  outstanding  Series in the related  Series  Supplement.  The  obligation of the Seller to make the deposit specified  in this  Section 2.3 will  constitute  the sole remedy to the Trust, the  Noteholders  (the Indenture  Trustee on behalf of the  Noteholders) or any other Person as a result of the breach of the  representations  and  warranties set forth in this Section 2.3.

           II.4 Representations  and Warranties of the Seller  Relating to the
Receivables.

(10)  Representations   and  Warranties.   The  Seller  hereby  represents  and
warrants to the Trust that:

(1)   Eligible  Receivable.  Except as otherwise  disclosed  to the Trust,  for each  Receivable  conveyed to the Trust on the  Closing  Date and on each
      Transfer Date, the Receivable is an Eligible Receivable.

(2)   No Liens.  Each  Receivable  and all  Related  Security  conveyed  to the
      Trust on the  Closing  Date  and on each  Transfer  Date,  and all of the
      Seller's  right,   title  and  interest  in  the   Receivables   Purchase
      Agreement, have been conveyed to the Trust free and clear of any Liens.

(3)   All Consents  Required.  With respect to each  Receivable and all Related
      Security  existing on the Closing  Date and on each  Transfer  Date,  all consents,  licenses,  approvals or  authorizations of or registrations or declarations  with any  Governmental  Authority  required to be obtained, effected  or given by the Seller in  connection  with the  conveyance  of such  Receivable  or  Related  Security  to  the  Trust  have  been  duly obtained, effected or given and are in full force and effect.

(11)  Notice  of  Breach.  The  representations  and  warranties  set  forth in
Section 2.4(a)  shall survive the transfer and  assignment  of the  Receivables to the  Trust and the  pledge to the  Indenture  Trustee  under the  Indenture.
Upon discovery by the Seller,  the Owner Trustee,  the Indenture Trustee or the
Servicer,  of a breach of any of the  representations  and warranties set forth in  Section  2.4(a),  the party  discovering  such  breach  shall  give  prompt written notice to the other parties.

(12)  Reassignment.   In  the  event  any   representation  or  warranty  under
Section 2.4(a)  is not true and correct as of the date  specified  therein with respect to any  Receivable  and such  breach has a material  adverse  effect on the Noteholders,  then,  within 30 days (or such longer period as may be agreed to in  writing  by the  Indenture  Trustee)  of the  earlier  to  occur  of the discovery  of any such event by the Seller or the  Servicer,  or receipt by the
Seller or the  Servicer of written  notice of any such event given by the Owner
Trustee  or  the  Indenture   Trustee,   such   Receivables   ("Disqualified
Receivables")  will be reassigned to the Seller on the terms and conditions set forth  in the  next  succeeding  paragraph;  provided,  however,  that  no such reassignment  shall be  required  to be made with  respect to such  Receivables if, by the end of such 30-day  period (or such  longer  period as may be agreed to in  writing  by the  Indenture  Trustee),  the  breached  representation  or warranty  shall  then be true and  correct  in all  material  respects  and any material adverse effect caused thereby shall have been cured.

           Each such Disqualified  Receivable shall be reassigned to the Seller on or  before  the end of the  Collection  Period  in  which  the  reassignment obligation  arises.  The  Seller  shall  accept  a  reassignment  of each  such
Disqualified  Receivable  by directing  the Servicer to deduct,  subject to the next sentence,  the principal  balance of such  Disqualified  Receivables  from the  Base  Amount  on or  prior  to the  end of  such  Collection  Period.  If, following such  deduction,  the Base Amount would be less than the Net Invested
Amount on such  date,  then not later  than 12:00 noon on the day on which such reassignment  occurs,  the Seller shall  deposit in the  Collection  Account in immediately  available  funds the amount by which the Base Amount would be less
than  the  Net  Invested   Amount  (up  to  the   principal   balance  of  such
Disqualified  Receivables),   and  such  amount  shall  constitute  a  Transfer
Deposit Amount;  provided that if the Transfer  Deposit Amount is not deposited as required by this sentence,  then the principal  balance of such Disqualified
Receivables  shall only be  deducted  from the Base  Amount to the extent  that the  Base  Amount  is not  reduced  below  the  Net  Invested  Amount  and  the
Disqualified  Receivables,  the  principal  balance  of which  have not been so deducted,  shall not be  reassigned  to the Seller and shall remain part of the
Trust,   it  being   understood   that  the  failure  to  remove   Disqualified
Receivables  pursuant to this  proviso  shall not limit the  obligation  of the
Seller  to  deposit  the  portion  of  the  Transfer   Deposit  Amount  not  so
deposited.  Upon  reassignment of any such  Disqualified  Receivable,  but only after payment by the Seller of the Transfer  Deposit Amount,  if any, the Trust
shall  automatically  and without  further action be deemed to sell,  transfer, assign,  set  over  and  otherwise  convey  to the  Seller,  without  recourse, representation or warranty,  all the right,  title and interest of the Trust in and to such  Disqualified  Receivable,  all Related Security and all monies due or to become due with  respect  thereto  and all  proceeds  thereof.  The Owner
Trustee  shall  execute  such   documents  and   instruments   of  transfer  or
assignment  and take such other  actions as shall  reasonably  be  requested by the  Seller to effect  the  conveyance  of such  Receivables  pursuant  to this
Section 2.4.  The  obligation  of the  Seller to accept a  reassignment  of any
such  Receivable  and  to  pay  any  related   Transfer  Deposit  Amount  shall
constitute   the  sole  remedy   respecting  the  event  giving  rise  to  such
obligation  available to the Trust,  the Noteholders (or the Indenture  Trustee
on behalf of Noteholders) or any other Person.

           II.5 Covenants  of the Seller  and  Navistar  Financial.  The Seller
and Navistar Financial hereby covenant that:

(13)  No  Liens.  Except  for  the  conveyances  hereunder  or as  provided  in
Section 2.1  of the  Indenture,  the Seller  will not sell,  pledge,  assign or transfer to any other  Person,  or grant,  create,  incur,  assume or suffer to exist  any Lien  on,  any  Receivable  or any  Related  Security,  whether  now existing  or  hereafter  created,  or any  interest  therein,  or the  Seller's rights,  remedies,  powers or privileges with respect to the Receivables  under the  Receivables  Purchase  Agreement,  and the Seller  shall defend the right, title and  interest  of the Trust  in,  to and  under the  Receivables  and the
Related Security,  whether now existing or hereafter created,  and such rights, remedies,  powers and privileges,  against all claims of third parties claiming through or under Navistar Financial.

(14)  Delivery  of  Collections.   In  the  event  that  the  Seller,  Navistar
Financial  or  any   Affiliate   thereof   receives   payments  in  respect  of
Receivables,  the Seller  and  Navistar  Financial  agree to pay or cause to be paid  into  the  Lock-Box  Account  or  the  Collection  Account  all  payments received  thereby in respect of the  Receivables as soon as  practicable  after receipt  thereof,  but in no event  later  than two  Business  Days  after  the receipt by the Seller, Navistar Financial or any Affiliate thereof.

(15)  Agreement  Matters.  If Navistar  Financial breaches any of the covenants in  Section 2.4  of the  Receivables  Purchase  Agreement and such breach has a material  adverse  effect on the interests of the  Securityholders,  the Seller shall  enforce its rights  under the  Receivables  Purchase  Agreement  arising from such breach.

(16)  Receivables  Allocations.  In the event that the Seller is unable for any reason to transfer  Receivables  to the Trust,  then the Seller  agrees that it
shall  allocate,   after  the  occurrence  of  such  event,  payments  on  each
Receivable with respect to the principal  balance of such  Receivable  first to the oldest  principal  balance  of such  Receivable  and to have such  payments applied as Collections in accordance with the terms of this Agreement.

           II.6 Covenants of the Seller.  The Seller hereby covenants that:

(17)  The  Seller  will  maintain  in full  effect  its  existence,  rights and franchises  as a corporation  under the laws of the state of its  incorporation and  will  obtain  and  preserve  its  qualification  to do  business  in  each jurisdiction  in which such  qualification  is or shall be necessary to protect
the  validity  and   enforceability  of  this  Agreement  and  the  Receivables
Purchase  Agreement  and  each  other  instrument  or  agreement  necessary  or appropriate  to proper  administration  hereof and permit  and  effectuate  the transactions contemplated hereby.

(18)  The Seller will  maintain its own deposit  account or accounts,  separate from those of any of its  Affiliates,  with  commercial  banking  institutions.
The funds of the Seller will not be  diverted to any other  Person or for other than  the  corporate  use of  the  Seller  and,  except  as  may  be  expressly permitted by this  Agreement,  the funds of the Seller shall not be  commingled with those of any of its Affiliates.

(19)  To the extent that the Seller  contracts or does business with vendors or service  providers where the goods and services  provided are partially for the benefit of any other  Person,  the costs  incurred  in so doing shall be fairly allocated  to or among the  Seller  and such  entities  for whose  benefit  the goods and  services  are  provided,  and the Seller and each such entity  shall bear its fair  share of such  costs.  All  material  transactions  between  the
Seller and any of its Affiliates shall be only on an arm's length basis.

(20)  The  Seller  will  maintain a separate  office in which its  affairs  are conducted  separate from those of its stockholders  and Affiliates.  The Seller
will  hold   itself  out  as  a  separate   entity   and   correct   any  known
misunderstandings regarding its separate identity.

(21)  The Seller  will  conduct its affairs  strictly  in  accordance  with its
Certificate  of  Incorporation  and  observe  all  necessary,  appropriate  and customary  corporate  formalities,  including,  but not limited to, holding all regular  and special  stockholders'  and  directors'  meetings  appropriate  to authorize all corporate  action,  keeping separate and accurate minutes of such meetings,  passing all resolutions or consents  necessary to authorize  actions taken or to be taken,  and  maintaining  accurate and separate  books,  records
and  accounts,   including,   but  not  limited  to,  intercompany  transaction
accounts.  In  addition,  the Seller  shall  conduct  its  affairs  strictly in accordance  with all factual  assumptions  with  respect to the Seller taken by
Kirkland & Ellis in its bankruptcy  opinion delivered  pursuant to Section 5(a)
of  the  Note  Purchase   Agreement.   Regular   stockholders'  and  directors'
meetings shall be held at least annually.

(22)  The Seller will ensure that  decisions  with  respect to its business and daily  operations  shall be  independently  made by the  Seller  (although  the officer  making any  particular  decision may also be an  employee,  officer or director  of an  Affiliate  of the  Seller)  and  shall not be  dictated  by an
Affiliate  of the  Seller.  The  Seller  shall at all times  during the term of this  Agreement  have at least one  independent  director  except  during  such times (if any)  during  which the  Seller is using its best  efforts to replace
(as quickly as practicable)  any independent  director that has died,  resigned or is otherwise unable or unwilling to serve.

(23)  The Seller will act solely in its own corporate  name and through its own authorized  officers  and  agents,  and no  Affiliate  of the  Seller  shall be appointed  to act as its  agent,  except  as  expressly  contemplated  by  this
Agreement.  The Seller shall at all times use its own stationery.

(24)  The Seller will  ensure that no  Affiliate  of the Seller  shall  advance funds  to the  Seller,  other  than (i)  capital  contributions  from  Navistar
Financial,  made to enable the Seller to pay the purchase  price of Receivables or  (ii)  as is  otherwise  provided  herein  or in  the  Receivables  Purchase
Agreement,  and no Affiliate of the Seller will  otherwise  supply funds to, or guaranty  debts of, the Seller;  provided,  however,  that an  Affiliate of the
Seller may provide  funds to the Seller in connection  with the  capitalization of the Seller,  including  the  provision  of capital  necessary to assure that the Seller  has  "substantial  assets"  as  described  in  Treasury  Regulation
Section 301.7701-2(d)(2).

(25)  Other than organizational  expenses and as expressly provided herein, the
Seller will pay all expenses,  indebtedness and other  obligations  incurred by
it.

(26)  The Seller will not enter into any guaranty,  or otherwise become liable, with respect to any  obligation of any of its  Affiliates.  The Seller will not acquire  obligations  or  securities of its  stockholders.  The Seller will not pledge  its assets for the  benefit of any  non-affiliate  or make any loans or advances to any  non-affiliate,  provided  that the Seller may enter into those certain intercompany transactions contemplated by the Basic Documents.

(27)  The Seller will ensure that any financial  reports required of the Seller shall  comply  with  generally  accepted  accounting  principles  and  shall be issued  separately  from, but may be  consolidated  with, any reports  prepared for any of its Affiliates.

(28)  The Seller will ensure that at all times it is adequately  capitalized to engage in the  transactions  contemplated in its Certificate of  Incorporation, this Agreement and the Receivables Purchase Agreement.

                            ARTICLE  III
             ADMINISTRATION AND SERVICING OF RECEIVABLES

           III.1 Acceptance of  Appointment  and Other Matters  Relating to the
Servicer.

(29)  The Servicer shall service and administer the Receivables,  shall collect payments  due  under the  Receivables  and shall  charge-off  as  uncollectible
Receivables,   all  in  accordance  with  its  customary  and  usual  servicing procedures  for servicing  receivables  generated by Ford.  The Servicer  shall have full  power and  authority,  acting  alone or through  any party  properly designated  by it hereunder,  to do any and all things in connection  with such servicing  and  administration  which  it  may  deem  necessary  or  desirable.
Without  limiting the  generality  of the foregoing and subject to Section 7.1, the  Servicer  is  hereby  authorized  and  empowered,  unless  such  power and authority is revoked by the Indenture  Trustee on account of the  occurrence of a Servicing  Default  pursuant to Section 7.1,  (i) to  instruct the  Indenture
Trustee  in  writing  to make  withdrawals  and  payments  from the  Collection
Account or any other  Series  Account as set forth in this  Agreement,  (ii) to execute  and  deliver,  on  behalf of the  Trust,  any and all  instruments  of satisfaction or cancellation,  or of partial or full release or discharge,  and all other  comparable  instruments,  with respect to the Receivables and, after the  delinquency  of any Receivable  and to the extent  permitted  under and in compliance  with  applicable  Requirements  of  Law,  to  commence  enforcement proceedings  with  respect  to such  Receivables,  (iii) to  make any  filings, reports,  notices,  applications,  registrations with, and seek any consents or authorizations  from,  the  Securities  and Exchange  Commission  and any state securities  authority  on behalf of the Trust as may be  necessary or advisable to comply with any federal or state  securities laws or reporting  requirement, and (iv) to delegate all or any of its servicing,  collection,  enforcement and administrative  duties  hereunder with respect to the Receivables to any Person
who  agrees  to  conduct  such  duties  in  accordance   with  this  Agreement;
provided,  however,  that the  Servicer  shall  notify the Owner  Trustee,  the
Indenture  Trustee and the Rating  Agencies  in writing of any such  delegation of its duties  which is not in the  ordinary  course of its  business,  that no delegation will relieve the Servicer of its liability and  responsibility  with respect to such  duties and that the Rating  Agency  Condition  shall have been satisfied  with  respect to any such  delegation;  provided  further,  that the
Servicer may delegate its duties to  International  without the satisfaction of the Rating  Agency  Condition.  The Owner  Trustee  shall  furnish the Servicer with any  powers  of  attorney  and other  documents  reasonably  necessary  or
appropriate   to  enable  the   Servicer  to  carry  out  its   servicing   and
administrative duties hereunder.

(30)  In the  event  that the  Seller  is unable  for any  reason  to  transfer
Receivables  to the Trust in accordance  with the  provisions of this Agreement then,  in any such  event,  the  Servicer  agrees  (i) to give  prompt  written notice  thereof to the Owner  Trustee,  the  Indenture  Trustee and each Rating
Agency  and  (ii)  that  it  shall  in  any  such  event  allocate,  after  the occurrence of such event,  payments on the  Receivables  first to the principal balance  of the  oldest  Receivable,  and to  have  such  payments  applied  as
Collections in accordance with Section 8.2 of the Indenture.

(31)  The  Servicer  shall  not,  and  any  Successor  Servicer  shall  not  be obligated  to, use separate  servicing  procedures,  offices or  employees  for servicing the  Receivables  from the customary  and usual  procedures,  offices and  employees  used by the Servicer  for  servicing  receivables  generated by
Ford.

           III.2 Servicing   Compensation.   As  full   compensation   for  its
servicing  activities  hereunder  and  reimbursement  for its  expenses  as set forth in the immediately  following  paragraph,  the Servicer shall be entitled to receive  the  Servicing  Fee on each  Payment  Date on or prior to the Trust
Termination  Date  payable  in  arrears.  The  "Servicing  Fee"  shall  be  the aggregate of the Monthly  Servicing  Fees  specified in the Series  Supplement.
The  Servicing  Fee shall be  payable  to the  Servicer  solely  to the  extent amounts  are  available  for  payment  in  accordance  with  the  terms  of the applicable Series Supplement.

           The  Servicer's  expenses  include  the  amounts  due to  the  Owner
Trustee  pursuant  to  Section 6.9  of the Trust  Agreement  and the  Indenture
Trustee  pursuant to Section 6.7  of the Indenture and the reasonable  fees and disbursements  of attorneys,  independent  accountants  and all other  expenses incurred by the Servicer in connection with its activities  hereunder,  and all fees and  expenses  of the  Trust  not  expressly  stated  herein to be for the account of the  Certificateholders  or the  Beneficiaries.  Except as otherwise provided in a Series  Supplement,  the  Servicer  shall be required to pay such expenses  for its  own  account,  and  shall  not be  entitled  to any  payment therefor  other than the  Servicing  Fee.  Except as  otherwise  provided  in a
Series  Supplement,  the Servicer will be solely  responsible  for all fees and expenses  incurred by or on behalf of the Servicer in  connection  herewith and the Servicer  will not be entitled to any fee or other  payment  from, or claim on, any of the Collateral (other than the Servicing Fee).

           III.3 Representations, Warranties and Covenants of the Servicer.

(32)  Navistar  Financial,  as  Servicer,   hereby  makes,  and  any  Successor
Servicer by its  appointment  hereunder shall make, on the Closing Date (and on the date of any such  appointment)  the following  representations,  warranties and covenants:

(1)   Organization  and  Good  Standing.  Such  party  is  a  corporation  duly organized,  validly  existing and in good standing  under the  applicable laws  of the  state  of  its  incorporation  and  has,  in  all  material respects,  full  corporate  power,  authority and legal rights to own its
      properties  and  conduct  its  receivable   servicing  business  as  such
      properties  are  presently  owned  and  as  such  business  is  presently conducted,  and to execute,  deliver and  perform its  obligations  under this  Agreement and the other Basic  Documents to which the Servicer is a party.

(2)     Due  Qualification.  Such party is duly qualified to do business and is in good  standing  as a  foreign  corporation  (or is  exempt  from  such requirements)  and has obtained all  necessary  licenses and approvals in each  jurisdiction  in which the servicing of the Receivables as required by this Agreement requires such  qualification,  except where the failure to so qualify or obtain  licenses or approvals  would not have a material adverse effect on its ability to perform its obligations hereunder.
(1)

(3)   Due  Authorization.  The  execution,  delivery  and  performance  of this
      Agreement and the other Basic  Documents to which the Servicer is a party have  been  duly  authorized  by such  party by all  necessary  corporate action on the part thereof.

(4)   Binding   Obligation.   Each  of  this  Agreement  and  the  other  Basic
      Documents to which the  Servicer is a party  constitutes  a legal,  valid and binding obligation of such party,  enforceable in accordance with its terms, except as enforceability may be limited by applicable  bankruptcy, insolvency,  reorganization,  moratorium  or  other  similar  laws now or hereinafter in effect,  affecting the  enforcement  of creditors'  rights and except as such  enforceability  may be limited by general  principles of equity (whether considered in a proceeding at law or in equity).

(5)    No  Violation.  The  execution  and  delivery  by  such  party  of  this
      Agreement and the other Basic  Documents  applicable  to such party,  the performance of the  transactions  contemplated  by this Agreement and the other  Basic  Documents  to  which  the  Servicer  is  a  party  and  the fulfillment  of the terms  hereof and  thereof  applicable  to such party will not  conflict  with,  violate,  result  in any  breach of any of the material terms and  provisions of, or constitute  (with or without notice or lapse of time or both) a material  default under,  any  Requirement of
      Law  applicable  to such  party or any  indenture,  contract,  agreement, mortgage,  deed of trust,  or other  instrument  to which such party is a party or by which it is bound.

(6)    No  Proceedings.   Except  as  provided  on  Schedule 1,  there  are  no
      proceedings  or, to the best  knowledge  of such  party,  investigations, pending or  threatened  against such party  before any court,  regulatory
      body,   administrative   agency  or  other   tribunal   or   governmental
      instrumentality  seeking  to  prevent  the  consummation  of  any  of the
      transactions   contemplated   by  this  Agreement  and  the  other  Basic
      Documents,  seeking any  determination  or ruling that, in the reasonable judgment  of such  party,  would  materially  and  adversely  affect  the performance  by such party of its  obligations  under this  Agreement and the other Basic  Documents,  or seeking any  determination or ruling that would materially and adversely affect the validity or  enforceability  of this Agreement and the other Basic Documents.

(7)   Compliance  with  Requirements  of Law. Such party shall duly satisfy all obligations on its part to be fulfilled  under or in connection  with the
      Receivables,  will maintain in effect all  qualifications  required under
      Requirements  of Law in order to service  properly  the  Receivables  and will comply in all  material  respects  with all  Requirements  of Law in connection  with  servicing the  Receivables,  the failure to comply with which  would  have a  material  adverse  effect on the  interests  of the
      Certificateholders or the Beneficiaries.

(8)   No  Rescission  or   Cancellation.   Such  party  shall  not  permit  any
      rescission or cancellation  of a Receivable  except as ordered by a court of competent jurisdiction or other Governmental Authority.

(9)   Protection  of  Beneficiaries'  Rights.  Such  party  shall  not take any action,  nor omit to take any  action,  which  action or  omission  would impair  the  rights of  Beneficiaries  in the  Receivables,  nor shall it reschedule,  revise or defer  payments  due on any  Receivable  except in
      accordance  with  its  existing   credit  and  collection   policies  for
      servicing receivables generated by Ford.

(10)       Negative Pledge.  Except for the conveyance  hereunder to the Trust, the pledge to the  Indenture  Trustee  under the  Indenture and the Liens contemplated by the Basic Documents,  the Servicer will not sell, pledge, assign or transfer to any other Person, or grant,  create,  incur, assume or suffer to exist any Lien on, any  Receivable  sold and assigned to the
      Trust,  whether  now  existing  or  hereafter  created,  or any  interest therein,  and the Servicer shall defend the rights, title and interest of the  Trust  in, to and under  any  Receivable  sold and  assigned  to the
      Trust,  whether now existing or hereafter created,  against all claims of third parties claiming through or under the Seller or the Servicer.

(33)  Notice of Breach.  The  representations  and warranties set forth in this
Section 3.3  shall survive the transfer and  assignment of the  Receivables  to the Trust and the pledge of the Receivables to the Indenture  Trustee  pursuant to the  Indenture.  Upon  discovery  by the  Seller,  the  Servicer,  the Owner
Trustee,  or the  Indenture  Trustee of a breach of any of the  representations and  warranties  set forth in this  Section  3.3,  the party  discovering  such breach shall give prompt written notice to the other parties.

(34)  Purchase.  In the event that any  covenant of the  Servicer  set forth in
Section  3.3(a)(vii),  (viii)  or  (ix)  has  not  been  complied  with  in any material  respect  with  respect  to  any  Receivable  and  such  breach  has a material adverse effect on the value of such Receivable,  then,  within 30 days
(or such  longer  period as may be agreed to by the  Indenture  Trustee) of the earlier  to  occur of the  discovery  of any such  event by the  Seller  or the
Servicer,  or receipt by the Seller or the  Servicer  of written  notice of any such event given by the Owner  Trustee or the Indenture  Trustee,  the Servicer
shall  purchase  such  Receivable  on  the   Determination   Date   immediately
succeeding  the  expiration of such 30-day  period on the terms and  conditions set forth in the next succeeding  paragraph;  provided,  however,  that no such purchase  shall be required to be made with respect to such  Receivable  if, by the end of such  30-day  period (or such  longer  period as may be agreed to by the Indenture  Trustee) the breached  representation  or warranty shall then be true and correct in all  material  respects  and any  material  adverse  effect
caused  thereby  shall  have  been  cured.   The  Servicer  shall  effect  such
purchase by  depositing  in the  Collection  Account in  immediately  available funds an  amount  equal to the  Purchase  Price  of such  Receivable.  Any such
deposit  of  such  Purchase  Price  into  the   Collection   Account  shall  be
considered a Transfer  Deposit  Amount and shall be applied in accordance  with the terms of this Agreement.

           Upon each such  payment  of such  Purchase  Price,  the Trust  shall automatically and without further action be deemed to sell,  transfer,  assign,
set  over  and   otherwise   convey   to  the   Servicer,   without   recourse,
representation or warranty,  all right,  title and interest of the Trust in and to such  Receivables,  all monies due or to become due with respect thereto and all proceeds  thereof and the Related  Security.  The Trust shall  execute such documents  and  instruments  of  transfer  or  assignment  and take such  other actions  as shall  be  reasonably  requested  by the  Servicer  to  effect  the
conveyance  of  any  such  Receivables   pursuant  to  this  Section  3.3.  The
obligation  of the  Servicer  to  purchase  such  Receivables,  and to make the deposits  required  to be made to the  Collection  Account as  provided  in the preceding  paragraph,  shall  constitute  the sole remedy  respecting the event giving rise to such obligation  available to the Trust, the  Certificateholders or the Noteholders.

           III.4 Reports and Records.

(35)  On  each  Business  Day on  which  the  aggregate  principal  balance  of
Receivables  in the Trust  changes,  the  Servicer  will prepare and provide to the Indenture  Trustee a report in  substantially  the form attached  hereto as
Exhibit A (the "Daily Activity Report") to be delivered to the Noteholders.

(36)  On or before each Payment Date, with respect to each outstanding  Series, the Servicer shall deliver to the Rating Agencies,  the Owner Trustee,  and the
Indenture  Trustee a Payment  Statement for such Payment Date  substantially in the form set forth in the  Series  Supplement  for that  Series of Notes.  Each such  statement  to  be  delivered  to  Securityholders  shall  set  forth  the following  information  concerning  the  Notes  with  respect  to that  Payment
Date,  the period since the previous  Payment Date,  or the related  Collection
Period:

(1)   the total amount distributed to the Noteholders;

(2)   the amount,  if any, of the  distribution  allocable to principal on each
      Series or class of Notes;

(3)   the amount, if any, of the distribution  allocable to interest on or with respect to each Series or class of Notes;

(4)   the aggregate  Outstanding Amount for each Series or class of Notes, each as of such date and after giving  effect to all payments  reported  under clause (ii) above;

(5)   the  amount  of the  Monthly  Servicing  Fee  paid to the  Servicer  with respect to the related Collection Period or Periods, as the case may be;

(6)   the per annum  interest  rate for the next Payment Date for any Series or class of  Securities  with a variable or  adjustable  interest  rate,  if determinable prior to such date;

(7)   the amount of Receivables  that become  Disqualified  Receivables  during the related Collection Period;

(8)    the  accumulated  but unpaid  interest,  if any, and Investor  Allocable
      Losses  and  Investor  Dilution/Warranty  Charge-Offs,  if  any,  on each
      Series or class of Notes and the change in each of such  amounts from the preceding Payment Date;

(9)    the  balance  of  Equalization  Account  on the last day of the  related
      Collection   Period  after  giving  effect  to  changes  therein  or  any distributions therefrom on such date;

(10)        the balance of carrying cost  receivables  reserve  accounts on the last day of the related  Collection Period after giving effect to changes therein or any distributions therefrom on such date; and

(11)       with  respect  to each  Series of Notes,  the items set forth in the applicable Series Supplement.

Each amount set forth  pursuant  to clauses (i) and (ii) above with  respect to the  Notes  shall be  expressed  as a  dollar  amount  per  $1,000  of  initial principal balance of the Notes.

(37)  Within the  prescribed  period of time for tax reporting  purposes  after the  end of  each  calendar  year  during  the  term  of  this  Agreement,  the
Indenture  Trustee  shall  furnish (or cause to be  furnished),  to each Person who at any time  during such  calendar  year shall have been a Holder of record of Notes or Certificates,  respectively,  and received any payment  thereon,  a statement  containing  such  information  as may be  required  by the  Code and applicable  Treasury  Regulations to enable such  Securityholder to prepare its federal  income  tax  returns.  As long as the Holder of record of the Notes is
Cede & Co.,  as  nominee  of the  Depository,  beneficial  owners of Notes will receive tax and other  information  from Clearing  Agency  Participants  rather than from the Indenture Trustee.

(38)  A copy of each  statement  provided  pursuant  to Section  3.4(a) and (b)
shall be made available for inspection at the Corporate Trust Office.

           III.5 Annual Servicer's  Certificate.  The Servicer  will deliver to the Rating Agencies,  the Owner Trustee and the Indenture  Trustee on or before
February 1,  of  each  calendar  year,  beginning  with  February 1,  2002,  an
Officers'  Certificate  substantially in the form of Exhibit B stating that (a)
a review of the activities of the Servicer  during the preceding  calendar year and of its  performance  under this Agreement was made under the supervision of the officers  signing such  certificate  and (b) to the best of such  officers'
knowledge,  based on such review,  the  Servicer has  performed in all material respects its  obligations  under this  Agreement  throughout  such year, or, if there has been a material  default in the  performance of any such  obligation, specifying  each such default  known to such officers and the nature and status thereof.  A copy of such certificate may be obtained by any  Securityholder  by a request in writing to the Owner  Trustee  addressed  to the  Corporate  Trust
Office.

           III.6 Annual Independent Public  Accountants'  Servicing Report. The
Servicer shall cause a firm of independent  certified public  accountants,  who may also render  other  services to the  Servicer or to the Seller,  to deliver to the Owner  Trustee,  the  Indenture  Trustee  and the Rating  Agencies on or
before  February 1,  of  each  year,  beginning  February 1,   2002,  a  report
addressed to the board of  directors  of the Servicer and to the Owner  Trustee and the  Indenture  Trustee,  to the  effect  that such firm has  examined  the financial  statements  of the Servicer and issued its report  thereon and that:
(a)  such   examination  was  made  in  accordance   with  generally   accepted
accounting  principles,  and accordingly  included such tests of the accounting records and such other auditing  procedures as such firm  considered  necessary in the  circumstances,  (b) as a part of such  examination,  certain  documents
and  records  of  the  Servicer   relating  to  the  servicing  of  receivables
generated  by  Ford  were  reviewed  and  tested  and (c)  nothing  came to the attention  of such firm that  caused  them to believe  that the  provisions  of this Agreement were not being  complied  with,  except for (i) such  exceptions as such firm shall believe to be immaterial  and (ii) such other  exceptions as shall be set forth in such  statement.  A copy of such  report may be  obtained by any  Securityholder  by a request in writing to the Owner Trustee  addressed to the Corporate Trust Office.

           III.7Tax  Treatment.  The Seller has entered into this Agreement and the  Notes  have been (or will be)  issued  with the  intention  that the Notes
will  qualify  under  applicable  tax  law  as  indebtedness   secured  by  the
Collateral.  The Seller,  each  Beneficiary,  each  Certificateholder  and each
Note Owner,  by the  acceptance of its Note or Book-Entry  Note, as applicable, agrees  to treat  the  Notes as  indebtedness  secured  by the  Collateral  for federal  income taxes,  and any other  income,  franchise  taxes,  or any other taxes  imposed  on or  measured  by income of any  applicable  state,  local or foreign jurisdiction.

           III.8Notices  to   Navistar   Financial.   In  the  event   Navistar
Financial is no longer  acting as Servicer,  any Successor  Servicer  appointed
pursuant  to  Section  7.2  shall   deliver  or  make   available  to  Navistar
Financial,  as the case may be,  each  certificate  and report  required  to be prepared,  forwarded  or delivered  thereafter  pursuant to Section 3.4, 3.5 or
3.6.

           III.9Adjustments.

(39)  If the Servicer adjusts downward the principal  balance of any Receivable because of a rebate,  refund,  credit  adjustment  or billing error to Ford, or because such  Receivable  was created in respect of an engine which was refused or returned by Ford,  or if any other type of Dilution  occurs with  respect to a  Receivable,  then, in any such case,  the Base Amount will be  automatically reduced by the amount of the  Dilution in  accordance  with the  provisions  of the applicable Series  Supplement.  Furthermore,  if following such a reduction the Base Amount  would be less than the Net Invested  Amount on such day,  then the Seller shall be required to pay an amount equal to such  deficiency  (up to the amount of such Dilution)  into the  Collection  Account on the day on which such  Dilution  occurs,  and each such  payment  shall  constitute  a  Transfer
Deposit Amount.
(1)

(40)  If the Servicer adjusts downward the principal  balance of any Receivable
because  of  a  Warranty   Set-Off  to  Ford  then  the  Base  Amount  will  be
automatically  reduced by the amount of the Warranty Set-Off.  Furthermore,  if following  such a  reduction  the  Base  Amount  would  be  less  than  the Net
Invested  Amount on such  day,  then the  Seller  shall be  required  to pay an amount equal to such  deficiency  (up to the amount of such  Warranty  Set-Off)
into the Collection  Account on the day on which such Warranty  Set-Off occurs, and each such payment shall constitute a Transfer Deposit Amount.

(41)  If (i) the  Servicer  makes a  deposit  into the  Collection  Account  in respect of a collection  of a Receivable  and such  collection  was received by the  Servicer  in the form of a check  which is not  honored  for any reason or
(ii)  the  Servicer  makes  a  mistake  with  respect  to  the  amount  of  any
Collections  and  deposits  an amount that is less than or more than the actual amount  of such  Collections,  the  Servicer  shall  appropriately  adjust  the amount  subsequently  deposited  into the  Collection  Account to reflect  such dishonored  check or mistake.  Any  Receivable in respect of which a dishonored check is received shall be deemed not to have been paid.

                             ARTICLE  IV
              ALLOCATION AND APPLICATION OF COLLECTIONS

           IV.1 [Reserved].

           IV.2 Establishment  of Accounts.  The  Servicer,  for the benefit of the  Securityholders,  shall cause to be established and maintained in the name of the  Indenture  Trustee an Eligible  Deposit  Account  bearing a designation clearly  indicating that the funds  deposited  therein are held for the benefit of the  Securityholders  into which the Servicer will deposit  Collections (the
"Collection Account").

           IV.3 General Provisions Regarding Trust Accounts and Group Accounts.

(42)  Subject to Section 6.4,  the  Indenture  Trustee  shall not in any way be held  liable by reason of any  insufficiency  in any of the Trust  Accounts  or
Group  Accounts  resulting  from any loss on any Eligible  Investment  included therein  (including  losses  incurred  as a result  of the  liquidation  of any
Eligible  Investment  prior to its stated  maturity or failure of the  Servicer to provide  timely written  direction)  except for losses  attributable  to the
Indenture  Trustee's  failure to make  payments  on such  Eligible  Investments issued by the  Indenture  Trustee,  in its  commercial  capacity  as  principal obligor  and not as  trustee,  in  accordance  with  their  terms.  In no event shall the  Indenture  Trustee be liable or  responsible  for the  selection  of
Eligible Investments.

(43)  The  funds  on  deposit  in the  Trust  Accounts  shall  be  invested  in accordance with Section 8.3(b) of the Indenture.

(44)  The Indenture  Trustee or another  Person  holding the Trust Accounts and
Group Accounts as provided in this Agreement and the Series  Supplements  shall be the "Securities  Intermediary."  If the Securities  Intermediary  shall be a
Person other than the  Indenture  Trustee,  the Issuer shall obtain the express agreement  of such Person to the  obligations  of the  Securities  Intermediary set forth in Section  6.8(c) of the  Indenture  and an Opinion of Counsel  that such Person can perform such obligations.

(45)  With  respect  to the  Trust  Account  Property  and  the  Group  Account
Property, the Indenture Trustee agrees, by its acceptance hereof, that:

(1)   Any Trust  Account  Property or Group  Account  Property  that is held in deposit accounts shall be held solely in Eligible Deposit  Accounts.  The
      Trust  Accounts and the Group Accounts are accounts to which a "financial asset" (as  defined in Section  8-102(a)(9)  of the New York UCC) will be credited.

(2)   All property  delivered to the Securities  Intermediary  pursuant to this
      Indenture  will  be  credited  upon  receipt  of  such  property  to  the appropriate Trust Account or Group Account.

(3)   Each  item  of  property  (whether   investments,   investment  property,
      security,  instrument  or  cash)  credited  to a Trust  Account  or Group
      Account  shall be treated as a  "financial  asset"  within the meaning of
      Section 8-102(a)(9) of the New York UCC.

(4)   If at any time the Securities  Intermediary  shall receive any order from the Indenture Trustee directing  transfer or redemption of any "financial asset" (as defined in Section  8-102(a)(9)  of the New York UCC) relating to the Trust Accounts or the Group Accounts, the Securities  Intermediary
      shall  comply with such order  without  further  consent by the Issuer or the Servicer or any other Person.

(5)   The Trust  Accounts and the Group  Accounts shall be governed by the laws of the  State of New  York,  regardless  of any  provision  in any  other agreement.  For  purposes of the UCC,  New York shall be deemed to be the
      Securities  Intermediary's  jurisdiction and the Trust Accounts and Group
      Accounts shall be governed by the laws of the State of New York.

(6)   The  Securities   Intermediary  has  not  entered  into,  and  until  the
      termination  of this  Indenture  will not enter into,  any agreement with any other  Person  relating  to the Trust  Accounts,  the Group  Accounts and/or any  "financial  asset" (as defined in Section  8-102(a)(9) of the
      New York UCC) or other  property  credited  thereto  pursuant to which it has  agreed to comply  with  entitlement  orders  (as  defined in Section
      8-102(a)(8)  of the New York UCC) of such other Person and the Securities
      Intermediary  has not entered  into,  and until the  termination  of this
      Indenture  will not enter  into,  any  agreement  with the  Issuer or the
      Servicer or the  Indenture  Trustee  purporting to limit or condition the obligation  of the  Securities  Intermediary  to comply with  entitlement orders as set forth in clause (iv) above.

(7)   Except for the claims and interest of the Indenture  Trustee in the Trust
      Accounts  and the Group  Accounts,  the  Securities  Intermediary  has no
      knowledge of claims to, or interests  in, the Trust  Accounts,  the Group
      Accounts or in any "financial  asset" (as defined in Section  8-102(a)(9)
      of the New York UCC) credited  thereto.  If any other Person  asserts any lien,  encumbrance  or adverse claim  (including  any writ,  garnishment, judgment,  warrant of attachment,  execution or similar  process) against the Trust  Accounts,  the Group Accounts or in any "financial  asset" (as defined in Section 8-102(a)(9) of the New York UCC) carried therein,  the
      Securities  Intermediary will promptly notify the Indenture Trustee,  the
      Servicer and the Issuer thereof.

(8)   The Securities  Intermediary will promptly send copies of all statements, confirmations  and other  correspondence  concerning the Trust  Accounts, the Group Accounts,  any Trust Account  Property and/or any Group Account
      Property  simultaneously  to  each  of the  Servicer  and  the  Indenture
      Trustee, at the addresses set forth in Appendix B hereto.

(9)   The Indenture  Trustee shall maintain each item of Trust Account Property and Group  Account  Property  in the  particular  Trust  Account or Group
      Account to which such item  originated and shall not commingle items from different Trust Accounts or Group Accounts.

(10)       The Servicer or other Person  directing  the  investment of funds in the Trust  Accounts and the Group Accounts shall not direct the Indenture
      Trustee to:

           (A)  invest in any Physical Property,  any  uncertificated  security that is not a Federal  Book-Entry  Security or any Certificated
                Security  unless the Indenture  Trustee takes  Delivery of such item; or

           (B)  invest  in  any  Security  Entitlement  or  Federal  Book-Entry
                Security  unless the  Indenture  Trustee  obtains  Control over such investment.

(46)  If,  at any time,  any Trust  Account  or Group  Account  ceases to be an
Eligible  Deposit  Account,  the  Servicer,  within ten Business  Days (or such longer  period,  not to exceed 30 calendar days, as to which each Rating Agency may consent) of  determining  or receiving  notice from the  Indenture  Trustee that such Trust  Account  or Group  Account  is no longer an  Eligible  Deposit
Account,  shall establish a substitute  Eligible  Deposit Account as such Trust
Account  or Group  Account,  instruct  the  Indenture  Trustee  or the Trust as applicable,  in writing,  to transfer any cash and/or any Eligible  Investments to such  new  Trust  Account  or  Group  Account  and,  from  the date any such substitute  account is established,  such account shall be the Trust Account or
Group  Account.  Neither the Seller nor the Servicer,  nor any Person  claiming by,  through or under the Seller or  Servicer,  shall have any right,  title or interest in, or any right to withdraw any amount  from,  the Trust  Accounts or the Group  Accounts.  Pursuant  to the  authority  granted to the  Servicer  in
Section  3.1,  the Servicer  shall have the power,  revocable by the  Indenture
Trustee  (or by the Owner  Trustee  with the written  consent of the  Indenture
Trustee),  to instruct the  Indenture  Trustee or the Trust as  applicable,  to make  withdrawals  and payments from the Trust  Accounts and the Group Accounts for  the  purposes  of  carrying  out  the  Servicer's  or the  Trust's  duties specified in this  Agreement or permitting  the Indenture  Trustee to carry out its duties under the Indenture.

           IV.4 Lock-Box Account; Collection Account.

(47)  The  Lock-Box   Account   shall  be  subject  to  a  Lock-Box   Agreement
substantially  in the form of  Exhibit C  attached  hereto.  Unless  instructed otherwise by the Servicer  (or,  after the  occurrence  and  continuance  of an
Early  Amortization  Event,  the Owner  Trustee),  the  Lock-Box  Bank shall be instructed  by the  Servicer  to remit,  on a daily  basis (but  subject to the
Lock-Box Bank's customary funds availability  schedule),  all amounts deposited in the Lock-Box  Account  maintained  with it to the  Collection  Account.  The
Collection  Account shall be  maintained  in the name of the Indenture  Trustee on behalf of the  Noteholders.  Except as  provided in this  Agreement  and the applicable Basic  Documents,  none of the Seller,  the Servicer,  or any Person claiming  by,  through or under the Seller or  Servicer  shall have any control over  the use of,  or any  right  to  withdraw  any item or  amount  from,  any
Lock-Box  Account  or  Collection  Account.  The  Servicer  and  the  Indenture
Trustee are each  hereby  irrevocably  authorized  and  empowered,  as Seller's attorney-in-fact,  to endorse any item  deposited or presented for deposit,  in the Lock-Box  Account or Collection  Account  requiring the  endorsement of the
Seller, which authorization is coupled with an interest and is irrevocable.

(48)  The Servicer  shall instruct (or shall cause the Seller to instruct) Ford
to  make  all  payments  due  to  the  Seller   relating  to  or   constituting
Collections  (or any proceeds  thereof) (i) to the Lock-Box  Account or (ii) to the Collection  Account.  If the Seller  receives any  Collections or any other payment of proceeds  with  respect to any  Related  Security  related  thereto, the  Servicer  shall cause the Seller to (x)  segregate  such  payment and hold it in  trust  for the  benefit  of the  Indenture  Trustee,  and (y) as soon as practicable,  but no later than the second  Business Day  following  receipt of such item by such Person,  deposit such payment in the Lock-Box  Account or the
Collection  Account.  The  Servicer  shall,  and shall cause the Seller to, use
reasonable   efforts  to  prevent  the  deposit  of  any  amounts   other  than
Collections  in the Lock-Box  Account or  Collection  Account.  If the Servicer
is  notified  by the Seller  that any amount  other than  Collections  has been deposited in the Lock-Box  Account or Collection  Account,  the Servicer  shall promptly  instruct the  Lock-Box  Bank and the  Indenture  Trustee to segregate such amount,  and shall  direct such  Lock-Box  Bank or  Indenture  Trustee (as appropriate)  to turn over such  amounts to the Seller or an  affiliate  of the
Seller (or their designees) to whom such amounts are owed.

(49)  (i) The  Servicer  may,  from  time  to  time  after  the  Closing  Date, designate  a new account as a Lock-Box  Account or a  Collection  Account,  and
such account  shall become a Lock-Box  Account or  Collection  Account (and the bank at which  such  account  is  maintained  shall  become a  Lock-Box  Bank);
provided  that the  Indenture  Trustee  shall have  received not less than five
Business  Days' prior  written  notice of the account  and/or the bank that are proposed to be added as a Lock-Box  Bank and, not less than five  Business Days prior  to the  effective  date of any such  proposed  addition,  the  Indenture
Trustee  shall have  received (A)  counterparts  of a Lock-Box  Agreement  with each new Lock-Box  Bank,  duly executed by such new Lock-Box Bank and all other parties  thereto and (B) copies of all other  agreements  and documents  signed by the  new  Lock-Box  Bank or  such  other  parties  with  respect  to any new
Lock-Box Account or Collection Account, as applicable.

                (ii)  Servicer  may,  from time to time after the Closing Date, terminate an account as a Lock-Box  Account or a  Collection  Account or a bank as a Lock-Box Bank;  provided that (A) no such  termination  shall occur unless the Indenture  Trustee  shall have  received not less than five Business  Days'
prior  written  notice of the  account  and/or the bank that is  proposed to be terminated  as a Lock-Box  Bank and, not less than five  Business Days prior to the effective  date of any such  proposed  termination,  the Indenture  Trustee shall  have  received  counterparts  of an  agreement,  duly  executed  by  the applicable  Lock-Box Bank and reasonably  satisfactory in form and substance to the  Indenture  Trustee,  pursuant to which such  Lock-Box Bank agrees that, if it  receives  any funds or items that  constitute  Collections  on or after the effective  date  of the  termination  of the  applicable  bank  account  or the effective  date of its  termination  as a  Lock-Box  Bank (as the case may be), such Lock-Box Bank or former  Lock-Box  Bank (as  applicable)  shall cause such funds and items to be delivered in the form  received to another  Lock-Box Bank or  transferred  to another  Lock-Box  Account or Collection  Account  promptly after such Lock-Box  Bank or former  Lock-Box  Bank (as  applicable)  discovers that  it has  received  any  such  funds  or  items,  and  (B)  notwithstanding clause (A),  the Seller and the Servicer may at any time establish  alternative collection  procedures  that do not require the use of Lock-Box  Accounts  upon satisfaction of the Rating Agency Condition.

           IV.5 Equalization Account.

(50)  In addition to any other  amounts  permitted  or required to be deposited into  the  Equalization  Account  pursuant  to  the  Basic  Documents,  at  the direction  of  the  Certificateholders  to  the  Servicer,  Owner  Trustee  and
Indenture    Trustee,    any   amounts   otherwise    distributable   to   such
Certificateholders  pursuant  to the  terms of this  Agreement,  the  Indenture
(including any Series  Supplement) and the Trust Agreement,  shall be deposited into the Equalization Account.

(51)  The net  proceeds  from any  increase  in the  principal  balance  of any
Series of Notes shall be deposited into the  Equalization  Account in an amount equal to the  excess  of the Net  Invested  Amount  over the Base  Amount.  The remainder  of  such  funds  may be  distributed  to the  Certificateholders  as
provided  in  the  Trust   Agreement  or,  to  the  extent   requested  by  the
Certificateholders,    the    amount    otherwise    distributable    to   such
Certificateholders shall be deposited into the Equalization Account.

(52)  Unless an Early  Amortization  Event  shall  have  occurred,  amounts  on deposit  in the  Equalization  Account  may be used to  repay  the  outstanding principal  balance of any Series of Notes to the extent  required or  permitted by the terms of the related Series Supplement.
(1)

(53)  Any  amount  held in the  Equalization  Account  in excess of the  amount required  so that the Base  Amount  is not less  than the Net  Invested  Amount shall be paid to the  Certificateholders  as  provided  in the Trust  Agreement or, to the extent  requested by the  Certificateholders,  the amount  otherwise payable  to such  Certificateholders  shall  be  retained  in the  Equalization
Account  at the time and to the  extent  requested  by the  Certificateholders;
provided,  however,  that amounts on deposit in the Equalization Account at any
time   during   which  any  Series  is  in  its  early   amortization   period,
accumulation  period,   amortization  period  or  investment  period  shall  be
allocated and distributed in accordance with the Series Supplement.

           IV.6 Net Deposits.  The Servicer,  the Seller, the Indenture Trustee
and the Owner  Trustee may make any  remittances  pursuant  to this  Article IV net  of  amounts  to  be  distributed  by  the  applicable  recipient  to  such remitting  party.  Nonetheless,  each such party  shall  account for all of the
above  described   remittances  and   distributions  as  if  the  amounts  were
deposited and/or transferred separately.

           IV.7 New  Issuances.  The  Seller  may from  time to time  after the
Closing  Date direct the Owner  Trustee,  on behalf of the Trust,  to issue one or more Series of Notes  pursuant to Section  2.1 of the  Indenture,  with such
Principal  Terms as shall be specified  by the Seller.  The  obligation  of the
Trust to issue a new Series of Notes and to execute  and  deliver  any  related
documents,   including   the   related   Series   Supplement,   is  subject  to
satisfaction  of the  conditions  set forth in  Section  2.1 of the  Indenture.
Upon  satisfaction  of those  conditions,  the Owner Trustee,  on behalf of the
Trust,  shall execute the Notes,  the related  Series  Supplement and any other related documents and deliver the  authenticated  Notes to or upon the order of the Seller;  provided,  however, that the Seller shall make or cause to be made any  deposit  required  to be  made  by  it  pursuant  to  the  related  Series
Supplement;  provided,  further,  that  if,  after  giving  effect  to all  the withdrawals,  deposits and  allocations to be made on such day, the Base Amount would be less than the Net  Invested  Amount,  the net  proceeds of the sale of such Notes  shall be  deposited  into the  Equalization  Account in  accordance with Section 4.5(b) of this Agreement;  provided,  further,  that the remainder of such  funds  may  distributed  in  accordance  with  Section 4.5(b)  of this
Agreement.

           IV.8 Allocations Amongst the Groups.

(54)  Allocation  of  Collections.  On each  Business  Day, the Servicer  shall determine  the amount of collected  funds  received in the  Collection  Account
(other then (a) funds  transferred  to the Collection  Account  pursuant to any
Series  Supplement  and (b)  funds  that are  required  to be  returned  to the
Seller  or an  affiliate  of  the  Seller  (or  their  designees)  pursuant  to
Section 4.4(b))  since the  preceding  Business Day and shall  allocate to each outstanding  Group a share of such funds in an amount  equal to the  product of the applicable  Group Collection  Allocation  Percentage and the amount of such funds.  The  portion  of such  funds  allocated  to any Group  shall be further allocated  and  otherwise  dealt  with in  accordance  with  the  terms  of the related Series Supplement.

(55)  Allocation  of Dilution,  Warranty  Set-Offs,  Write-Offs,  Recoveries,
Investor  Allocable  Losses  and  Investor  Dilution/Warranty  Charge-Offs.  In
each  Payment  Statement  relating  to a Group that is in a Group  Amortization
Period,  the  Servicer  shall  calculate  the  amount  of  Dilution,   Warranty
Set-Offs,  Write-Offs,  Recoveries,  Investor  Allocable  Losses  and  Investor
Dilution/Warranty  Charge-Offs as to which no settlement  payment has been made pursuant  to the  Receivables  Purchase  Agreement,  in each  case  during  the related  Settlement  Period (or the portion of that  Settlement  Period falling in the Group Amortization  Period),  and shall allocate to such Group a portion of  such  amounts  equal  to the  product  of each  such  amount  and the  Loss
Allocation Percentage for the related Group.

                             ARTICLE  V
            DISTRIBUTIONS AND REPORTS TO SECURITYHOLDERS

           Distributions  shall be made to, and reports  shall be provided  to, the  Securityholders  as set forth in the  Indenture,  the Trust  Agreement and the applicable Series Supplement.

                             ARTICLE  VI
               OTHER MATTERS RELATING TO THE SERVICER

           VI.1 Liability of the Servicer.  The Servicer  shall be liable under this Article VI only to the extent of the obligations  specifically  undertaken by the Servicer in its capacity as Servicer.

           VI.2 Merger or Consolidation  of, or Assumption of, the Obligations
of the  Servicer.  The Servicer  shall not  consolidate  with or merge into any
other   corporation   or  convey  or  transfer   its   properties   and  assets
substantially as an entirety to any Person, unless:

(56)  the corporation  formed by such  consolidation or into which the Servicer is  merged  or  the  Person  which  acquires  by  conveyance  or  transfer  the properties and assets of the Servicer  substantially  as an entirety shall be a corporation  organized  and  existing  under the laws of the  United  States of
America or any state or the  District of Columbia  and, if the  Servicer is not
the surviving entity,  such corporation shall assume,  without the execution or filing  of any  paper  or any  further  act on the  part of any of the  parties hereto,  the  performance  of every  covenant  and  obligation  of the Servicer hereunder;

(57)  if the Servicer is not the surviving entity,  such corporation shall file such  financing  statements  or  amendments  as may be necessary  under Revised
Article 9 to continue the perfection of the Seller's  security  interest in the
Receivables and the proceeds thereof; and

(58)  the  Servicer  has  delivered  to the  Owner  Trustee  and the  Indenture
Trustee an  Officers'  Certificate  and an Opinion of Counsel each stating that such  consolidation,  merger,  conveyance  or  transfer  will  comply with this
Section 6.2 and that all conditions  precedent  herein provided for relating to such transaction have been complied with.
(1)

The  Servicer   shall  promptly   notify  the  Rating   Agencies  of  any  such
consolidation, merger, conveyance or transfer.

           VI.3 Limitation on Liability of the Servicer and Others.

(59)  Except as provided in Section  6.4,  neither the  Servicer nor any of the directors or officers or employees  or agents of the  Servicer,  shall be under any  liability to the Trust,  the Owner  Trustee,  the Indenture  Trustee,  the
Securityholders  or any other  Person  for any action  taken or for  refraining from the taking of any action in its  capacity  as  Servicer  pursuant  to this
Agreement;  provided,  however,  that  this  provision  shall not  protect  the
Servicer or any such person  against any  liability  which would  otherwise  be imposed  by reason  of  wilful  misfeasance,  bad  faith or  negligence  in the performance  of duties or by reason of reckless  disregard of  obligations  and duties  hereunder.  The  Servicer  and any  director  or officer or employee or agent of the  Servicer  may  rely in good  faith  on any  document  of any kind prima facie  properly  executed  and  submitted  by any Person  respecting  any matters arising hereunder.

(60)  Except as provided in this  Agreement,  the  Servicer  shall not be under any  obligation to appear in,  prosecute or defend any legal action that is not incidental to its duties to service the  Receivables  in  accordance  with this
Agreement  and that in its opinion may involve it in any expense or  liability;
provided,  however,  that the Servicer may, in its sole  discretion,  undertake any  reasonable  action that it may deem  necessary  or desirable in respect of this  Agreement and the rights and duties of the parties to this  Agreement and the  interests  of  the  Noteholders  and  the  Certificateholders  under  this
Agreement,  the  interests  of the  Noteholders  under  the  Indenture  and the interests of the Certificateholders under the Trust Agreement.

           VI.4 Servicer  Indemnification  of the Trust, the Indenture Trustee
and the Owner Trustee.

(61)  The  Servicer  out of its own  funds  shall  indemnify,  defend  and hold
harmless   the  Trust,   for  the  benefit  of  the   Certificateholders,   the
Beneficiaries,   the  Owner  Trustee  and  the  Indenture  Trustee,  and  their respective  officers,  directors,  employees  and agents,  from and against any taxes that may at any time be asserted  against  any such  Person with  respect
to  the  transactions  contemplated  in  this  Agreement,   including,  without
limitation, any sales, gross receipts,  general corporation,  tangible personal property,  privilege or license  taxes (but not  including  any taxes  asserted with  respect to, or arising out of, (i) the sale of any  Eligible  Receivables
to  the  Trust   hereunder,   (ii)  the  issuance  and  original  sale  of  any
Securities,  (iii)  ownership  or  sale  of  any  Eligible  Receivables  or the
Securities,  (iv)  distributions or the receipt of payment on the Securities or
(v) any fees or other compensation  payable to any such Person),  and costs and expenses in defending against the same.

(62)  The Servicer out of its own funds shall  indemnify  and hold harmless the
Trust,  for the  benefit  of the  Certificateholders,  the  Beneficiaries,  the
Owner  Trustee  and the  Indenture  Trustee,  and  their  respective  officers, directors,  employees  and  agents,  from  and  against  any  loss,  liability, expense,  damage  or  injury  suffered  or  sustained  by  reason  of any acts, omissions  or  alleged  acts or  omissions  arising  out of  activities  of the
Servicer  pursuant to this  Agreement;  provided,  however,  that the  Servicer shall not  indemnify  if such  acts,  omissions  or alleged  acts or  omissions constitute  fraud,  gross  negligence,  breach  of  fiduciary  duty  or  wilful misconduct  by  the  Owner  Trustee  or the  Indenture  Trustee;  and  provided further that the Servicer  shall not  indemnify  for any  liabilities,  cost or expense of the Trust with respect to any action  taken by the Owner  Trustee or the  Indenture  Trustee  at  the  request  of  the  Certificateholders  or  any
Beneficiaries  to the extent  the Owner  Trustee  or the  Indenture  Trustee is fully indemnified by such  Certificateholders  or Beneficiaries with respect to such action.

(63)  The  Servicer  out of its own  funds  shall  indemnify,  defend  and hold harmless the  Indenture  Trustee and the Owner  Trustee,  and their  respective
officers,  directors,   employees  and  agents,  from  and  against  any  loss,
liability,  expense,  damage or injury arising out of or incurred in connection with  (x) in the  case  of  the  Indenture  Trustee,  the  Indenture  Trustee's
performance  of its duties  under the  Indenture,  (y) in the case of the Owner
Trustee,  the  Owner  Trustee's  performance  of its  duties  under  the  Trust
Agreement or (z) the  acceptance,  administration  or performance by, or action or inaction of, the Indenture Trustee or the Owner Trustee,  as applicable,  of the Trust and duties contained in the Basic  Documents,  except in each case to the extent that such cost, expense,  loss, claim,  damage or liability:  (A) is due to the wilful  misfeasance,  bad faith or negligence  (except for errors in judgment)  of  the  Person  seeking  to  be  indemnified,  (B)  to  the  extent
otherwise  payable  to  the  Indenture  Trustee,   arises  from  the  Indenture
Trustee's  breach of any of its  representations  or warranties in Section 6.13 of the  Indenture,  (C) to the extent  otherwise  payable to the Owner Trustee, arises  from  the  Owner  Trustee's  breach  of any of its  representations  or warranties set forth in Section 6.6 of the Trust  Agreement or (D) shall  arise out of or be incurred  in  connection  with the  performance  by the  Indenture
Trustee of the duties of a Successor Servicer hereunder.

(64)  Indemnification   under  this   Section   6.4  shall   include,   without
limitation,  any judgment,  award,  settlement,  reasonable attorneys' fees and expenses  and other  costs or  expenses  as  incurred  in  connection  with the defense of any actual or  threatened  action,  proceeding  or claim;  provided, however,  that if the  Servicer  has made any  indemnity  payments  pursuant to this  Section 6.4 and the  recipient  thereafter  collects  any of such amounts from others,  the recipient shall promptly repay such amounts  collected to the
Servicer, without interest.

(65)  Any indemnification  under this Section 6.4 shall survive the termination of this Agreement and the  resignation  and removal of the Owner Trustee or the
Indenture Trustee.

           VI.5 Resignation  of Servicer.  The  Servicer  shall not resign from the obligations  and duties hereby imposed on it except (a) upon  determination that (i) the  performance  of its  duties  hereunder  is no longer  permissible under  applicable  law  and  (ii)  there  is no  reasonable  action  which  the
Servicer  could  take  to  make  the   performance  of  its  duties   hereunder
permissible  under  applicable  law  or (b)  upon  satisfaction  of the  Rating
Agency  Condition.  Any such  determination  permitting the  resignation of the
Servicer  shall be  evidenced  as to clause  (a) above by an Opinion of Counsel to such effect  delivered to the Owner  Trustee and the Indenture  Trustee.  No
such  resignation  shall  become  effective  until the  Indenture  Trustee or a
Successor Servicer shall have assumed the  responsibilities  and obligations of the Servicer in accordance  with Section 7.2 hereof.  If the Indenture  Trustee is  unable  within  120 days of the date of such  determination  to  appoint  a
Successor  Servicer,  the Indenture  Trustee shall serve as Successor  Servicer hereunder.

           VI.6 Access to the  Documentation  and  Information  Regarding  the
Receivables.   The  Servicer  shall  provide  to  the  Owner  Trustee  and  the
Indenture   Trustee  access  to  any  and  all   documentation   regarding  the
Receivables  in such cases where the Owner  Trustee and the  Indenture  Trustee are  required  in  connection  with  the  enforcement  of  the  rights  of  the
Securityholders,  or by  applicable  statutes  or  regulations  to review  such documentation,  such access  being  afforded  without  charge but only (a) upon reasonable  request,  (b) during  normal  business  hours,  (c)  subject to the
Servicer's  normal security and  confidentiality  procedures and (d) at offices designated by the Servicer.

           VI.7 Delegation of Duties.

(66)  Subject to Section 3.1, in the ordinary course of business,  the Servicer may at any time  delegate  any  duties  hereunder  to any  Person who agrees to conduct such duties in  accordance  with this  Agreement.  The  Servicer  shall give prompt  written  notice of any such  delegation of a material  function to
the  Owner  Trustee,   the  Indenture   Trustee  and  Rating   Agencies.   Such
delegation  shall not relieve the Servicer of its liability and  responsibility with respect to such duties,  shall not  constitute  a  resignation  within the meaning of Section  6.5, and written  notice shall have been  delivered to each applicable  Rating  Agency  with  respect  to  such  delegation  prior  to such delegation;  provided,  however,  that the  Servicer  may  delegate  any duties hereunder to International without prior notice to any party.

(67)  If in any  enforcement  suit or  legal  proceeding  it is held  that  the
Servicer  may not  enforce a  Receivable  on the  ground  that it is not a real party in interest or a holder  entitled to enforce such  Receivable,  the Trust shall,  at the  Servicer's  expense,  take  such  steps as the  Servicer  deems necessary to enforce the Receivable,  including  bringing suit in the Indenture
Trustee's name, the names of the Noteholders or the name of the Issuer.

           VI.8 Examination  of  Records.  The  Seller and the  Servicer  shall
indicate   generally  in  its  computer   files  or  other   records  that  the
Receivables  have been  conveyed to the Trust  pursuant to this  Agreement  for the benefit of the  Certificateholders  and the  Beneficiaries.  The Seller and
the  Servicer  shall,  prior to the sale or  transfer  to a third  party of any receivable  held in its  custody,  examine its  computer  and other  records to determine that such receivable is not a Receivable.

           VI.9 Additional  Expenses.  The Servicer covenants and agrees to pay from  time to  time  out of its own  funds  such  reasonable  costs,  fees  and expenses  as may be  incurred  by third  parties  designated  by the  Seller in connection  with the provision of services  directly or indirectly to the Trust or otherwise in connection  with the  facilitation  of an offering of the Notes of one or more classes issued hereunder.

                            ARTICLE  VII
                         SERVICING DEFAULTS

           VII.1 Servicing  Defaults. The occurrence and continuance of any one of the  following  events  with  respect to the  Servicer  shall  constitute  a
"Servicing Default":

(68)  any failure by the Servicer to make any  payment,  transfer or deposit or to give  instructions  or to give notice to the Owner  Trustee or the Indenture
Trustee  to make such  payment,  transfer  or  deposit  on or  before  the date occurring  five Business Days after the date such payment,  transfer or deposit or such  instruction  or notice is  required  to be made or given,  as the case may be, under the terms of this Agreement;

(69)  failure on the part of the Servicer  duly to observe or perform any other covenants or agreements of the Servicer set forth in this  Agreement  which has a material  adverse effect on the  Noteholders of any Series,  which  continues unremedied  for a period of 30 days after the date on which  written  notice of such failure,  requiring the same to be remedied,  shall have been given to the
Servicer by the  Indenture  Trustee or Owner  Trustee;  or the  Servicer  shall delegate its duties under this Agreement,  except as permitted by Sections 3.1 and 6.7;

(70)  any  representation,  warranty or  certification  made by the Servicer in this  Agreement  or in any  certificate  delivered  pursuant to this  Agreement shall  prove to have been  incorrect  when made,  which has a material  adverse effect on the  rights  of the  Noteholders  of any  Series  and which  material adverse  effect  continues  for a  period  of 60 days  after  the date on which written  notice  thereof,  requiring  the same to be remedied,  shall have been given to the Servicer by the Indenture Trustee or Owner Trustee; or

(71)  the  Servicer  shall  consent  to the  appointment  of a  conservator  or
receiver  or  liquidator  or  other   similar   official  in  any   bankruptcy,
insolvency,  readjustment  of debt,  marshaling  of assets and  liabilities  or similar  proceedings  of or relating  to the  Servicer or of or relating to all or  substantially  all of its  property,  or a  decree  or  order of a court or agency or supervisory  authority  having  jurisdiction  in the premises for the appointment  of a  conservator  or  receiver  or  liquidator  or other  similar official in any  insolvency,  readjustment  of debt,  marshaling  of assets and liabilities  or similar  proceedings,  or for the  winding-up or liquidation of its affairs,  shall have been  entered  against the Servicer and such decree or order shall have remained in force  undischarged  or unstayed,  or the Servicer shall  admit in  writing  its  inability  to pay its  debts  generally  as they become due,  file a petition to take  advantage of any  applicable  bankruptcy, insolvency or  reorganization  statute,  make any assignment for the benefit of its creditors or voluntarily suspend payment of its obligations.

           In the event any  Servicing  Default  occurs of which a  Responsible
Officer  of  the  Indenture  Trustee  has  actual  knowledge,  so  long  as the
Servicing  Default  shall not have been  remedied,  the Indenture  Trustee,  by notice then given in writing to the Servicer (a  "Termination  Notice")  with a copy to the  Owner  Trustee,  may  terminate  all but not less  than all of the rights and  obligations  (other than its  obligations  that have  accrued up to the  time  of  such  termination)  of  the  Servicer  as  Servicer  under  this
Agreement  and in and  to the  Receivables  and  the  proceeds  thereof.  After receipt  by the  Servicer  of a  Termination  Notice,  and on the  date  that a
Successor   Servicer  shall  have  been  appointed  by  the  Indenture  Trustee pursuant to Section 7.2,  all  authority  and power of the Servicer  under this
Agreement  shall pass to and be vested in a Successor  Servicer (a  "Servicing
Transfer")  and,   without   limitation,   the  Indenture   Trustee  is  hereby
authorized  and  empowered  (upon the failure of the Servicer to  cooperate) to execute  and  deliver,  on  behalf  of the  Servicer,  as  attorney-in-fact  or otherwise,  all  documents  and  other  instruments  upon  the  failure  of the
Servicer to execute or deliver  such  documents or  instruments,  and to do and accomplish  all other acts or things  necessary  or  appropriate  to effect the purposes of such  Servicing  Transfer.  The Servicer  agrees to cooperate  with
the   Indenture   Trustee  and  such   Successor   Servicer  in  effecting  the
termination  of the  responsibilities  and  rights of the  Servicer  to conduct servicing  hereunder,  including the transfer to such Successor Servicer of all authority  of the Servicer to service the  Receivables  provided for under this
Agreement,  including all  authority  over all  Collections  which shall on the date of  transfer  be held by the  Servicer  for  deposit,  or which  have been
deposited  by  the  Servicer,   in  the  Collection  Account,  or  which  shall
thereafter  be received with respect to the  Receivables,  and in assisting the
Successor  Servicer.  The  Servicer  shall  promptly  transfer  its  electronic records  relating  to  the  Receivables  to  the  Successor  Servicer  in  such electronic  form as the  Successor  Servicer may  reasonably  request and shall promptly transfer to the Successor  Servicer all other records,  correspondence and documents  necessary for the continued  servicing of the Receivables in the manner and at such times as the Successor  Servicer shall  reasonably  request.
To the  extent  that  compliance  with  this  Section  7.1  shall  require  the
Servicer to disclose to the Successor  Servicer  information  of any kind which the  Servicer  reasonably  deems to be  confidential,  the  Successor  Servicer shall be required to enter into such  customary  licensing and  confidentiality agreements as the Servicer shall deem necessary to protect its interest.

           Notwithstanding the foregoing,  a delay in or failure of performance under  Section 7.1(a)  for a period of ten  Business  Days,  or under  Section
7.1(b)  or (c) for a  period  of 60  Business  Days,  shall  not  constitute  a
Servicing  Default  if such  delay or  failure  could not be  prevented  by the exercise of  reasonable  diligence  by the  Servicer  and such delay or failure was  caused  by an act  of  God  or the  public  enemy,  acts  of  declared  or undeclared  war, a computer  virus,  public  disorder,  rebellion  or sabotage, epidemics,  landslides,  lightning,  fire, hurricanes,  earthquakes,  floods or similar  causes.  The  preceding  sentence  shall not relieve the Servicer from using its best  efforts  to  perform  its  respective  obligations  in a timely manner in accordance  with the terms of this  Agreement and the Servicer  shall provide the Owner Trustee,  Indenture  Trustee,  the Seller and the Noteholders
with an Officers'  Certificate  giving  prompt  notice of such failure or delay by  it,  together  with  a  description  of  its  efforts  so  to  perform  its obligations.  The  Servicer  shall  immediately  notify  the Owner  Trustee  in writing of any Servicing Default.

           VII.2 Indenture  Trustee to Act;  Appointment of  Successor.  On and
after the receipt by the Servicer of  a Termination  Notice pursuant to Section
7.1, the  Servicer  shall  continue to perform all  servicing  functions  under
this  Agreement  until  the  date  specified  in  the  Termination   Notice  or
otherwise  specified  by the  Indenture  Trustee in writing or, if no such date is  specified  in  such  Termination  Notice,  or  otherwise  specified  by the
Indenture  Trustee,  until a date mutually  agreed upon by the Servicer and the
Indenture  Trustee.  The Indenture  Trustee shall as promptly as possible after the  giving  of  a  Termination  Notice  appoint  an  Eligible  Servicer  as  a successor  Servicer (the  "Successor  Servicer")  and such  Successor  Servicer shall accept its  appointment by a written  assumption in a form  acceptable to the  Indenture  Trustee.  In the event that a Successor  Servicer  has not been appointed  or has not accepted  its  appointment  at the time when the Servicer ceases to act as Servicer,  the Indenture  Trustee without further action shall automatically be appointed the Successor  Servicer.  The Indenture  Trustee may
delegate  any  of  its  servicing  obligations  to an  affiliate  or  agent  in
accordance  with  Sections  3.1  and  6.7.   Notwithstanding   the  above,  the
Indenture  Trustee shall,  if it is legally unable so to act,  petition (at the expense  of the  Servicer)  a court of  competent  jurisdiction  to  appoint an
Eligible  Servicer.  The  Indenture  Trustee shall  immediately  give notice to
the  Owner  Trustee,   the  Rating  Agencies  and  the  Noteholders   upon  the
appointment  of a Successor  Servicer.  Notwithstanding  anything  herein or in the  Indenture  to the  contrary,  in no event shall the  Indenture  Trustee be liable  for any  Servicing  Fee or for any  differential  in the  amount of the
Servicing Fee paid  hereunder and the amount  necessary to induce any Successor
Servicer  to  act  as  Successor   Servicer   under  this   Agreement  and  the
transactions  contemplated  hereby.  In the event  that the  Indenture  Trustee becomes the  Successor  Servicer,  (i) copies of all  sub-servicing  agreements shall be  provided to the  Indenture  Trustee  and (ii) the  Indenture  Trustee
shall have the right to terminate any sub-servicing agreements.

(72)  Upon its  appointment,  the Successor  Servicer shall be the successor in all respects to the Servicer  with  respect to servicing  functions  under this
Agreement  and  shall  be  subject  to all  the  responsibilities,  duties  and
liabilities   relating  thereto  placed  on  the  Servicer  by  the  terms  and provisions  hereof (except that the Successor  Servicer shall not be liable for any liabilities  incurred by the predecessor  Servicer),  and all references in this  Agreement  to the  Servicer  shall be  deemed  to refer to the  Successor
Servicer.

(73)  In connection with any  Termination  Notice,  the Indenture  Trustee will review  any  bids  which  it  obtains  from  Eligible  Servicers  and  shall be permitted  to  appoint  any  Eligible  Servicer  submitting  such  a  bid  as a
Successor  Servicer for servicing  compensation  not in excess of the Servicing
Fee;  provided,  however,  that the Seller shall be responsible  for payment of the  Seller's  portion of the  Servicing  Fee as  determined  pursuant  to this
Agreement.  The  Certificateholders  agree that if Navistar  Financial  (or any
Successor  Servicer)  is  terminated  as  Servicer  hereunder,  the  portion of
Collections  to be paid to the Seller shall be reduced by an amount  sufficient to pay the Seller's share of the compensation of the Successor Servicer.

(74)  All  authority and power  granted to the  Successor  Servicer  under this
Agreement  shall  automatically  cease and terminate  upon  termination  of the
Trust  pursuant to Section 7.1  of the Trust  Agreement,  and shall pass to and be  vested  in the  Seller  and,  without  limitation,  the  Seller  is  hereby authorized  and  empowered to execute and deliver,  on behalf of the  Successor
Servicer,   as   attorney-in-fact   or  otherwise,   all  documents  and  other
instruments,  and to do and  accomplish  all other acts or things  necessary or appropriate  to effect the purposes of such transfer of servicing  rights.  The
Successor  Servicer  agrees  to  cooperate  with the  Seller in  effecting  the termination  of the  responsibilities  and rights of the Successor  Servicer to conduct  servicing on the  Receivables.  The Successor  Servicer shall transfer its  electronic  records  relating  to the  Receivables  to the  Seller in such electronic  form as the Seller may  reasonably  request and shall  transfer all other  records,  correspondence  and  documents to the Seller in the manner and at such  times as the  Seller  shall  reasonably  request  in  writing.  To the extent  that  compliance  with this  Section 7.2 shall  require  the  Successor
Servicer  to  disclose  to  the  Seller  information  of  any  kind  which  the
Successor  Servicer deems to be  confidential,  the Seller shall be required to enter into such  customary  licensing  and  confidentiality  agreements  as the
Successor Servicer shall deem necessary to protect its interests.

           VII.3 Notification to  Securityholders.  Upon any termination of, or appointment  of a successor to, the Servicer  pursuant to this Article VII, the
Indenture  Trustee shall give prompt written notice thereof to the  Noteholders and the  Rating  Agencies  and the Owner  Trustee  shall  give  prompt  written notice thereof to the Certificateholders.

           VII.4 Waiver of Past Defaults.  Noteholders whose Notes evidence not less than a  majority  of the  Outstanding  Amount of the Notes as of the close of the  preceding  Payment Date (or, if all of the Notes have been paid in full and the  Indenture  has been  discharged  in  accordance  with its  terms,  the
Certificateholders)   voting  as  a  single  class,   may,  on  behalf  of  all
Securityholders,  waive any default by the Servicer in the  performance  of its obligations  hereunder  and under the  Receivables  Purchase  Agreement and its
consequences,   except  a  Servicing  Default  under  Section  7.1(a)  of  this
Agreement.  Upon any such waiver of a past  default,  such default  shall cease to exist, and any Servicing  Default arising  therefrom shall be deemed to have been  remedied  for  every  purpose  of  this  Agreement  and  the  Receivables
Purchase  Agreement.  No such waiver  shall extend to any  subsequent  or other default or impair any right consequent thereon.

                                 ARTICLE  VIII
                          MISCELLANEOUS PROVISIONS

           VIII.1    Amendment.

(75)  Each  of the  Basic  Documents  may be  amended  by the  parties  thereto without the consent of the Securityholders:

(1)   to cure any ambiguity,

(2)   to correct or supplement  any provision  therein that may be defective or inconsistent with any other provision therein,

(3)   to  add  or  supplement  any  credit,   liquidity  or  other  enhancement
      arrangement  for the  benefit of any  Noteholders  (provided  that if any such  addition  affects any series of  Noteholders  differently  than any other series of  Noteholders,  then such  addition will not, as evidenced by an opinion of counsel,  adversely  affect in any material  respect the interests of any series of Noteholders),

(4)   to add to the  covenants,  restrictions  or  obligations of the Servicer, the Seller,  the Trust,  the Owner Trustee or the  Indenture  Trustee for
      the benefit of Noteholders,

(5)   to add,  change or eliminate any other provision of such agreement in any
      manner  that  will  not,  as  evidenced  by  an  officer's   certificate,
      adversely   affect  in  any  material   respect  the   interests  of  the
      Noteholders,

(6)   to modify the  definitions of "Base Amount,"  "Warranty  Ratio" or any of their  constituent terms in connection with the adoption by International and Ford of any  warranty  arrangement,  agreement  or practice  which is inconsistent  with the methodology  used to calculate the Warranty Ratio;
      provided,  that the  Rating  Agency  Condition  has been  satisfied  with respect to such amendment; or

(7)   to modify the  definitions of "Base Amount,"  "Warehouse  Reserve" or any
      of  their   constituent   terms  in  connection   with  the  adoption  by
      International  and  Ford  of  any  warehouse  arrangement,  agreement  or practice which is  inconsistent  with the  methodology  used to calculate the Warehouse  Reserve;  provided,  that the Rating Agency  Condition has been satisfied with respect to such amendment.

(76)  Each of the Basic  Documents  may also be amended by the parties  thereto with  either  (1) the  consent of the  holders  of at least a  majority  of the principal  balance of each Series of Notes  adversely  affected in any material respect  thereby  and  notice  to  each  Rating  Agency  of such  amendment  or
(2) confirmation  from each Rating Agency that such  amendment  will not result in the  reduction or  withdrawal of any ratings of the Notes for the purpose of adding any  provisions to or changing in any manner or  eliminating  any of the provisions  of such  agreement or of modifying in any manner the rights of such
Noteholders, except that no such amendment may:

(1)   reduce in any manner the  amount  of, or  accelerate  or delay the timing of,  distributions  or payments  that are required to be made on any Note without the consent of the holder thereof,

(2)   change the  definition  of or the manner of  calculating  the interest of any Note without the consent of the holder thereof,

(3)   adversely  affect  the  rating  of any  Series  or  class of Notes by any
      Rating Agency without the consent of two-thirds of the principal  balance of the outstanding Notes of such series, or

(4)   reduce  the  aforesaid   percentage  required  to  consent  to  any  such
      amendment   without  the  consent  of  such   aforesaid   percentage   of
      Noteholders.

(77)  In executing  any  amendment  permitted by this Article  VIII,  the Owner
Trustee  shall be  entitled to receive an Opinion of Counsel  stating  that the execution of such  amendment is authorized  or permitted by this  Agreement and that all  conditions  precedent to the execution and delivery of such amendment have been  satisfied.  The Owner  Trustee may,  but shall not be obligated  to, enter into any such  amendment  that  affects the Owner  Trustee's  own rights, duties, liabilities or immunities under this Agreement or otherwise.

           VIII.2    No Petition  Covenant.  The Servicer,  Navistar  Financial
(if it is no  longer  the  Servicer)  and the  Trust,  by  entering  into  this
Agreement,  each Noteholder,  by accepting a Note, each Certificateholder,  any
Successor  Servicer and the  Indenture  Trustee,  by accepting  the benefits of this  Agreement,  hereby  covenant  and  agree  that  they will not at any time
institute   against  TERFCO  any   bankruptcy,   reorganization,   arrangement,
insolvency or liquidation  proceedings,  or other  proceedings under any United
States  federal or state  bankruptcy  or similar law. The  covenants  set forth in this section shall survive the termination of this Agreement.

           VIII.3    GOVERNING   LAW.   EXCEPT   AS   OTHERWISE   PROVIDED   IN
SECTION 4.3(d)(v),  THIS  AGREEMENT  SHALL BE CONSTRUED IN ACCORDANCE  WITH THE
LAWS OF THE  STATE  OF  ILLINOIS,  WITHOUT  REFERENCE  TO ITS  CONFLICT  OF LAW
PROVISIONS,  EXCEPT THAT THE OBLIGATIONS,  RIGHTS AND REMEDIES OF THE INDENTURE
TRUSTEE  HEREUNDER  SHALL BE DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF
THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS.

           VIII.4    Notices.  All demands,  notices and communications upon or to the Servicer,  the Seller,  the Administrator,  the Indenture  Trustee,  the
Trust or the Rating  Agencies  or any  Certificateholder  or  Noteholder  under
this  Agreement   shall  be  delivered  as  specified  in  Appendix B  to  this
Agreement.

           VIII.5    Severability  of  Provisions.  If any  one or  more of the covenants,  agreements,  provisions  or terms of this  Agreement  shall for any
reason   whatsoever  be  held  invalid,   then  such   covenants,   agreements,
provisions  or  terms  shall  be  deemed  enforceable  to  the  fullest  extent permitted,  and if  not so  permitted,  shall  be  deemed  severable  from  the remaining  covenants,  agreements,  provisions  or terms of this  Agreement and shall in no way affect the validity or  enforceability  of the other provisions of this Agreement or of the Notes or rights of the Noteholders.

           VIII.6    Assignment.   Notwithstanding  anything  to  the  contrary
contained  herein,  except as provided in  Section 6.2,  this Agreement may not be assigned by the Servicer.

           VIII.7    Further  Assurances.  The Seller and the Servicer agree to do and  perform,  from time to time,  any and all acts and to  execute  any and all further  instruments  required or  reasonably  requested  by the Trust more fully to effect the  purposes of this  Agreement,  including  the  execution of
any  financing   statements  or   continuation   statements   relating  to  the
Receivables  for  filing  under  the  provisions  of the UCC of any  applicable jurisdiction.

           VIII.8    No Waiver;  Cumulative  Remedies.  No failure to  exercise and no delay in exercising,  on the part of the Trust or the  Noteholders,  any right,  remedy,  power or privilege  under this  Agreement  shall  operate as a waiver  thereof;  nor  shall any  single  or  partial  exercise  of any  right, remedy,  power or privilege under this Agreement  preclude any other or further exercise  thereof  or the  exercise  of  any  other  right,  remedy,  power  or privilege.  The rights,  remedies,  powers and  privileges  provided under this
Agreement are  cumulative and not  exhaustive of any rights,  remedies,  powers and privileges provided by law.

           VIII.9    Counterparts.  This  Agreement  may be  executed in two or more  counterparts (and by different  parties on separate  counterparts),  each of which shall be an original,  but all of which together shall  constitute one and the same instrument.

           VIII.10   Third-Party  Beneficiaries.  This  Agreement will inure to the benefit of and be binding upon the parties hereto,  the Indenture  Trustee, the  Securityholders  and their  respective  successors and permitted  assigns.
Except as  otherwise  expressly  provided in this  Agreement,  no other  Person will have any right or obligation hereunder.

           VIII.11   Action by Owner Trustee.  Upon any  application or request by the Seller or  Servicer  to the Owner  Trustee to take any action  under any provision  under this  Agreement,  the Seller or Servicer,  as the case may be, shall  furnish to the Owner Trustee an Officers'  Certificate  stating that all conditions  precedent,  if any, provided for in this Agreement  relating to the proposed  action have been complied  with.  The Owner Trustee shall be entitled to conclusively  rely on the Officers'  Certificate as authority for any action undertaken in connection therewith.

           VIII.12   Merger  and  Integration.  Except as  specifically  stated
otherwise  herein,  this Agreement sets forth the entire  understanding  of the parties  relating to the subject matter hereof,  and all prior  understandings, written or oral,  are superseded by this  Agreement.  This Agreement may not be modified, amended, waived, or supplemented except as provided herein.

           VIII.13   Headings.   The  headings   herein  are  for  purposes  of
reference  only and shall not  otherwise  affect the meaning or  interpretation or any provision hereof.

           VIII.14   Exchange of Seller  Certificates.  The Owner Trustee shall not  permit  the  exchange  of the  Certificates  unless,  in  addition  to the conditions  contained  in the Trust  Agreement,  the  Rating  Agency  Condition
shall have been satisfied with respect to such exchange.

           VIII.15   Limitation   on   Liability   of   the   Owner    Trustee.
Notwithstanding  anything contained herein to the contrary,  this Agreement has been executed by Chase  Manhattan  Bank USA,  National  Association  not in its
individual  capacity but solely in its  capacity as Owner  Trustee of the Trust under the Trust  Agreement  and in no event  shall  Chase  Manhattan  Bank USA,
National  Association  in its  individual  capacity  or,  except  as  expressly provided  in the  Trust  Agreement,  as Owner  Trustee  of the  Trust  have any liability for the representations,  warranties,  covenants, agreements or other obligations of the Trust  hereunder or in any of the  certificates,  notices or agreements  delivered  pursuant  hereto,  as to all of which  recourse shall be solely  to the  Trust  Assets.  For  all  purposes  of this  Agreement,  in the performance  of its duties or  obligations  hereunder or in the  performance of any duties or  obligations of the Trust  hereunder,  the Owner Trustee shall be subject  to, and  entitled  to the  benefits  of, the terms and  provisions  of
Article VI of the Trust Agreement.
                          *    *    *    *

--------------------------------------------------------------------------------

           IN WITNESS WHEREOF,  the undersigned have caused this Trust Sale and
Servicing  Agreement  to be duly  executed and  delivered  by their  respective officers as of the day and year first above written.

                          NAVISTAR  FINANCIAL CORPORATION,
                          Servicer

                          By:
                                Name:
                                Title:

                          TRUCK ENGINE RECEIVABLES FINANCING CO.,
                          Seller

                          By:
                                Name:
                                Title:

                          TRUCK ENGINE RECEIVABLES MASTER TRUST

                          By:  Chase Manhattan Bank USA, National Association,
                                    not  in  its   individual   capacity,   but
                               solely as Owner
                               Trustee on behalf of the Trust

                          By:
                                Name: ________________
                                Title:_________________

Acknowledged and Accepted:

THE BANK OF NEW YORK,
not its individual capacity, but
solely as Indenture Trustee

By:
      Name:_______________
      Title:________________

--------------------------------------------------------------------------------

                                      A-1

                             APPENDIX A

                        PART  I - DEFINITIONS

      Whenever used in this  Agreement,  the following  words and phrases shall have the following meanings:

      "Accumulation  Period"  shall mean,  with respect to any Series of Notes, the period specified in the related Series Supplement, if any.

      "Act  "  shall  mean  an Act  as  specified  in  Section  11.3(a)  of the
Indenture.

      "Administration   Agreement"  shall  mean  that  certain   Administration
Agreement,  dated  as  of  the  Closing  Date,  among  Navistar  Financial,  as
Administrator,   the  Issuer  and  the  Indenture   Trustee,   as  amended  and
supplemented from time to time.

      "Administrator"   shall  mean   Navistar   Financial  or  any   successor
Administrator under the Administration Agreement.

      "Advance  Date" shall have the meaning  specified  in the related  Series
Supplement.

      "Affiliate" shall mean, with respect to any specified  Person,  any other
Person  controlling  or  controlled  by  or  under  common  control  with  such specified  Person.  For the purposes of this  definition,  "control"  when used with respect to any specified  Person means the power to direct the  management and  policies of such  Person,  directly  or  indirectly,  whether  through the ownership  of  voting  securities,  by  contract  or  otherwise;  and the terms
"controlling" and "controlled" have meanings correlative to the foregoing.

      "Agency Office" shall mean the office of the Issuer  maintained  pursuant to Section 3.2 of the Indenture.

      "Aggregate  Retained  Balances"  shall mean, on any day, the aggregate of the  balances  retained in the related  Lock-Box  Accounts on account of checks or other  items in the  process  of  collection  that have been  credited  to a
Lock-Box  Account  but for  which  funds  have not been made  available  by the
Lock-Box  Bank  (and as to which no  notice  of  non-sufficient  funds or other similar situation has been received).

      "Amortization  Period"  shall mean,  with respect to any Series of Notes, the period specified in the related Series Supplement, if any.

--------------------------------------------------------------------------------

                                      A-4

      "Authorized  Officer" shall mean with respect to the Issuer,  any officer of the  Owner  Trustee  who is  authorized  to act for  the  Owner  Trustee  in matters  relating  to  the  Issuer  and  who  is  identified  on  the  list  of
Authorized  Officers  delivered by the Owner Trustee to the  Indenture  Trustee on the Closing  Date (as such list may be modified  or  supplemented  from time to  time  thereafter)  and,  so  long  as the  Administration  Agreement  is in effect,  any Vice President or more senior officer of the  Administrator who is authorized to act for the  Administrator  in matters relating to the Issuer and
to  be  acted  upon  by  the  Administrator   pursuant  to  the  Administration
Agreement and who is identified  on the list of Authorized  Officers  delivered by the  Administrator  to the  Indenture  Trustee on the Closing  Date (as such list may be  modified  or  supplemented  from  time to time  thereafter).  With respect to any other  Person,  any Vice  President  or more  senior  officer of such  Person who is  authorized  to act for such  Person  with  respect to such matters.

      "Available  Subordinated  Amount" shall mean,  with respect to any Series at any time of  determination,  an amount equal to the  available  subordinated amount specified in the related Series Supplement at such time.

      "Base  Amount"  shall  mean,  with  respect  to any  Group at any time of determination,  the amount  calculated  as specified in the  applicable  Series
Supplement.

      "Base Rate" shall mean,  for any day, the prime rate  announced from time to time by Chase  Manhattan Bank USA,  National  Association  (or any successor lending institution).

      "Basic  Documents"  shall  mean  the  Certificate  of  Trust,  the  Trust
Agreement,  the Receivables  Purchase  Agreement,  the Trust Sale and Servicing
Agreement,  the Administration  Agreement,  the Indenture (including all Series
Supplements) and the other documents and  certificates  delivered in connection therewith from time to time.

      "Beneficiary" shall mean any of the Holders of the Notes.

      "Benefit  Plan" shall mean any one of (a) an  employee  benefit  plan (as described  in  Section  3(3) of ERISA)  that is subject  to the  provisions  of
Title I of ERISA,  (b) a plan  described in Section  4975(e)(1)  of the Code or
(c) any  entity  whose  underlying  assets  include  plan assets by reason of a plan's investment in such entity.

      "Book-Entry  Note"  shall mean  Notes in which  ownership  and  transfers shall be made  through  book  entries  by a  Clearing  Agency as  described  in
Section 2.10 of the Indenture.

      "Business  Day" shall mean any day other than a  Saturday,  Sunday or any other day on which  banks in New York,  New York or Chicago,  Illinois  may, or are required to, remain closed.

      "Business  Trust  Statute"  shall  mean  Chapter  38 of  Title  12 of the
Delaware  Code,  12 Del.  Codess.3801 et seq.,  as the same may be amended from time to time.

      "Carrying  Cost  Account"  shall have the meaning  ascribed  such term in applicable Series Supplement.

      "Certificate" shall mean a Certificate  executed by the Owner Trustee and authenticated  by the Owner  Trustee,  in  substantially  the form set forth in
Exhibit A to the Trust Agreement,  evidencing the Seller's  ownership  interest in the Trust.

      "Certificate  Distribution  Account" shall mean the account designated as such,  established  and  maintained  pursuant  to  Section  5.1(a) of the Trust
Agreement.

      "Certificate  of  Trust"  shall  mean  the  certificate  of  trust of the
Issuer,  substantially in the form of Exhibit B to the Trust  Agreement,  to be filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

      "Certificate  Register" shall mean the register of Certificates specified in Section 3.5(a) of the Trust Agreement.

      "Certificate  Registrar"  shall  mean  the  registrar  at any time of the
Certificate  Register,  appointed  pursuant  to  Section  3.5(a)  of the  Trust
Agreement.

      "Certificated  Security" shall mean, as of any date, the meaning given to such term under the applicable UCC in effect on such date.

      "Certificateholder"  shall mean the Person in whose name a Certificate is registered on the Certificate Register.

      "Clearing  Agency" shall mean an  organization  registered as a "clearing agency"  pursuant to Section 17A of the Exchange  Act. The Clearing  Agency for
the Notes and the Certificates shall be The Depository Trust Company.

      "Clearing Agency  Participant"  shall mean a securities  broker,  dealer, bank,  trust company,  clearing  corporation or other financial  institution or other  Person for whom from time to time a Clearing  Agency  effects book entry transfers and pledges of securities deposited with the Clearing Agency.

      "Clearstream" means Clearstream Banking, societe anonyme.

      "Closing Date" shall mean,  with respect to any Series,  the Closing Date specified in the related Series Supplement.

      "Code" shall mean the Internal  Revenue Code of 1986 as amended,  and the
Treasury Regulations promulgated thereunder.

      "Collateral"  shall  mean  the  collateral  specified  in  the  "granting clause" of the Indenture.

      "Collection  Account" shall have the meaning set forth in  Section 4.2(a)
of the Trust Sale and Servicing Agreement.

      "Collection Period" shall mean any fiscal month of Navistar Financial.

      "Collections"  shall mean (i) all amounts received as payments in respect of the  Receivables  and (ii) all  Transfer  Deposit  Amounts  deposited in the
Collection Account.

      "Corporate  Trust  Office"  shall  mean  with  respect  to the  Indenture
Trustee or the Owner Trustee,  the principal  office at which at any particular time the corporate  trust  business of the Indenture  Trustee or Owner Trustee, respectively,  shall be  administered,  which  offices at the Closing  Date are located:

      in the case of the Indenture Trustee, at:
      The Bank of New York
      101 Barclay Street, Floor 12 East
      New York, New York 10286
      Attention: Corporate Trust Administration - ABS Unit
      Facsimile No.: (212) 815-5544

      and in the case of the Owner Trustee, at:
      Chase Manhattan Bank USA, National Association
      1201 North Market Street
      8th Floor
      Wilmington, Delaware 19801
      Attention: John Cashin
      Facsimile No.: (302) 984-4903

      provided that,  when the  definition of "Corporate  Trust Office" is used in connection with providing notice to the Owner Trustee,  a copy of such notice shall also be sent to the Administrator at:
      Navistar Financial Corporation, as Administrator
      2850 West Golf Road
      Rolling Meadows, Illinois 60008
      Attention:General Counsel
                Vice President and Treasurer
      Facsimile No.: (847) 734-4090

      "Daily   Activity   Report"   shall  have  the   meaning   set  forth  in
Section 3.4(a) of the Trust Sale and Servicing Agreement.

      "Days Sales  Outstanding"  shall mean, for any Monthly Period,  an amount equal to the product of (i) a  fraction,  the  numerator of which is the sum of the  Unpaid  Balance  of all  Receivables  at  the  end of  each  of the  three immediately  preceding  Monthly  Periods,  and the  denominator of which is the aggregate  amount  of  Receivables  acquired  by the  Seller  during  the three immediately preceding Monthly Periods and (ii) 30.

      "Definitive  Notes" shall mean the Notes issued pursuant to the Indenture in  definitive  form  either upon  original  issuance  or upon  termination  of book-entry  registration with respect to such Notes pursuant to Section 2.12 of the Indenture.

      "Delivery"  shall mean,  with respect to Trust Account  Property or Group
      Account Property:

           (i)  (a)  with  respect to  Physical  Property  or any  Certificated
Security,  transfer  thereof  to  the  Indenture  Trustee  or  its  nominee  or custodian  by  physical  delivery  to the  Indenture  Trustee or its nominee or custodian  endorsed to, or registered in the name of, the Indenture  Trustee or its nominee or custodian or endorsed in blank; and

                (b)  with  respect to a security  certificate  (as such term is defined in Revised  Article 8 of the UCC) or any other Trust  Account  Property or Group Account  Property that constitutes  Physical  Property and that is not a security  entitlement  (as such term is defined in Revised  Article 8  of the
UCC) transfer of such security  certificate or other Trust Account  Property or
Group  Account  Property to the  Indenture  Trustee or its nominee or custodian by physical  delivery  to the  Indenture  Trustee or its  nominee or  custodian endorsed  to,  or  registered  in the name of,  the  Indenture  Trustee  or its nominee or custodian or endorsed in blank; and

           (ii) with  respect  to any  Uncertificated  Security  that  is not a
Federal Book-Entry Security:

                (a)  if  the  issuer  of  such   Uncertificated   Security   is
organized  under  the  laws of a  jurisdiction  that  has not  adopted  Revised
Article 8,  registration  on the books and records of the issuer thereof in the name of the  financial  intermediary,  the  sending  of a  confirmation  by the financial  intermediary  of  the  transfer  to  the  Indenture  Trustee  or its nominee or  custodian  of such  Uncertificated  Security and the making by such financial  intermediary  of entries on its books and records  identifying  such
Uncertificated  Securities  as  belonging  to  the  Indenture  Trustee  or  its nominee or custodian; and

                (b)  if  the  issuer  of  such   Uncertificated   Security   is
organized  under the laws of a jurisdiction  that has adopted  Revised  Article
8, (x) the issuer  registers the Indenture  Trustee as the registered  owner or
(y) the Indenture  Trustee  otherwise  satisfies the requirements for obtaining
"control" under Section 8-106(c) of Revised Article 8.

      "Depository"  shall  mean  The  Depository  Trust  Company,   as  initial
Depository,  the  nominee  of which is Cede & Co.,  or any  other  organization registered  as a "clearing  agency"  pursuant  to Section  17A of the  Exchange
Act.  The  Depository  shall  at  all  times  be a  "clearing  corporation"  as defined in Section  8-102(3)  of the  Uniform  Commercial  Code of the State of
New York.

      "Depository  Agreement"  shall mean, with respect to any Series or class, the  agreement  among  the  Seller,  the  Indenture  Trustee  and  the  initial
Depository, dated as of the related Closing Date.

      "Depository  Participant"  shall  mean a  broker,  dealer,  bank or other financial  institution  or other Person for whom from time to time a Depository effects  book-entry  transfers  and pledges of  securities  deposited  with the
Depository.

      "Designated  Balance"  shall  have  the  meaning  specified  in  Section
2.6(b)(ii) of the Receivables Purchase Agreement.

      "Determination  Date" shall mean,  with respect to any Payment Date,  the day that is two Business Days prior to such date.

      "Dilution" shall mean a non-cash  reduction in the principal balance of a
Receivable  on account of  discounts,  incorrect  billings,  credits,  rebates,
allowances,   chargebacks,   set-offs,   returned  or   repossessed   goods  or
allowances  for early  payments  or any other  reduction  in the  balance  of a
Receivable  for  any  reason  unrelated  to the  inability  of  Ford to pay the
Receivable.  Dilution does not include Warranty Set-Offs.

      "Disqualified   Receivables"   shall  have  the   meaning  set  forth  in
Section 2.4(c) of the Trust Sale and Servicing Agreement.

      "Early  Amortization  Event" shall have the meaning specified in Section
5.17 of the  Indenture  and,  with  respect to any Series or class,  shall also mean any Early Amortization Event specified in the related Series Supplement.

      "Early  Amortization  Period" shall mean, with respect to any Series, the period  beginning  at the close of  business  on the  Business  Day on which an
Early  Amortization  Event is deemed to have occurred,  and in each case ending upon the  earlier  to  occur  of  (a) the  payment  in full of the  outstanding principal  balance of the Notes of that Series,  (b) the  Stated Final Maturity
Date with respect to such Series,  (c) the Redemption  Date for such Series and
(d) the recommencement of the Revolving Period for that Series.

      "Eligible  Deposit  Account"  shall mean either (a) a segregated  account with an  Eligible  Institution  or (b) a  segregated  trust  account  with  the corporate  trust  department of a depository  institution  organized  under the laws  of the  United  States  of  America  or any  one of the  states  thereof, including  the  District  of  Columbia  (or any  domestic  branch  of a foreign
bank),   having  corporate  trust  powers  and  acting  as  trustee  for  funds deposited  in  such  account,  so  long  as  any  of  the  securities  of  such depository  institution  or trust  company shall have a credit rating from each
Rating  Agency  in  one  of  its  generic  rating  categories  which  signifies investment grade.

      "Eligible  Institution"  shall mean (a) the corporate trust department of the  Indenture  Trustee  or  the  Chase  Manhattan  Bank  or  (b) a  depository institution or trust company  organized  under the laws of the United States of
America or any one of the states  thereof,  or the District of Columbia (or any domestic  branch of a foreign  bank),  which at all times (i) has  either (A) a long-term  unsecured  debt rating of Aa2 or better by Moody's,  AA or better by
Standard & Poor's and,  if rated by Fitch,  AA or better by Fitch or such other rating that is  acceptable  to each Rating  Agency,  as  evidenced  by a letter from such  Rating  Agency to the  Indenture  Trustee  or (B) a  certificate  of deposit  rating of P-1 by  Moody's,  A-1 by  Standard & Poor's and, if rated by
Fitch,  F-1 by Fitch or such other  rating  that is  acceptable  to each Rating
Agency,  as  evidenced  by a letter  from such Rating  Agency to the  Indenture
Trustee and (ii) whose deposits are insured by the FDIC.

      "Eligible Investments" shall mean:

           (a)  book-entry  securities,  negotiable  instruments  or securities represented by  instruments  in bearer or registered  form having (except in the case of clause  (4)  below)  remaining  maturities  occurring  not later  than  the  next  succeeding  Payment  Date,  except  as  otherwise described herein or the related supplement, that evidence:

                (1)  direct  obligations of, and obligations  fully  guaranteed as to timely payment by, the United States of America;

                (2)  demand deposits,  time deposits or certificates of deposit of, or bankers'  acceptances  issued by, any depository  institution or trust  company  incorporated  under the laws of the United States of  America  or any  state  thereof  (or any  domestic  branch  of a foreign bank) and subject to supervision  and examination by federal or state banking or depository  institution  authorities;  provided, however,  that at the time of the Trust's  investment or contractual
           commitment  to  invest  therein,   the  commercial  paper  or  other
           short-term  unsecured debt obligations  (other than such obligations the  rating  of which is based on the  credit  of a person or entity other than such  depository  institution  or trust  company) of such depository  institution  or trust company shall have a credit rating not lower  than the  highest  investment  category  for  short  term unsecured debt obligations  granted by the applicable  Rating Agency from each Rating Agency then rating the Rated Securities;

                (3)  commercial  paper  having,  at the  time  of  the  Trust's investment or  contractual  commitment to invest  therein,  a rating not lower  than the  highest  investment  category  for  short  term unsecured debt obligations  granted by the applicable  Rating Agency from each Rating Agency then rating the Rated Securities;

                (4)  investments  in money  market  funds or common trust funds having a rating not lower than the highest  investment  category for short term  unsecured  debt  obligations  granted by the  applicable
           Rating  Agency  from  each  Rating  Agency  then  rating  the  Rated
           Securities  or otherwise  approved in writing by each of such Rating
           Agencies  (including funds for which the Owner Trustee or any of its respective  affiliates is investment manager or advisor,  so long as such fund shall have such rating);

                (5)  repurchase  obligations  (x) with  respect to any security that is a direct  obligation of, or fully  guaranteed by, the United
           States of  America  or any  agency or  instrumentality  thereof  the obligations  of which are backed by the full faith and credit of the
           United  States of  America,  in  either  case,  entered  into with a depository  institution  or  trust  company  (acting  as  principal)
           described  in clause  (ii) or (y) the  counterparty  for which has a rating  not lower than the  highest  investment  category  for short term unsecured  debt  obligations  granted by the applicable  Rating
           Agency  from each Rating  Agency  then rating the Rated  Securities, the  collateral  for  which  is held  by a  custodial  bank  for the benefit of the Trust or the Indenture  Trustee,  is marked to market daily and is  maintained  in an amount  that  exceeds the amounts of such repurchase  obligation,  and which required  liquidation of the collateral  immediately  upon the  amount of such  collateral  being less  than the  amount of such  repurchase  obligation  (unless  the counterparty  immediately  satisfies the repurchase  obligation upon being notified of such shortfall); or

                (6)  commercial  paper  master  notes  where the issuer has, at the time of the Trust's  investment  or  contractual  commitment  to invest  therein,  a rating  not lower  than the  highest  investment category for short term  unsecured debt  obligations  granted by the applicable  Rating  Agency from each  Rating  Agency then rating the
           Rated Securities; and

           (b)  any other  investment  consisting of a financial  asset that by its terms converts to cash within a finite period of time,  provided that the Rating Agency Condition is satisfied.

Notwithstanding   anything  to  the  contrary   contained   in  the   foregoing
definition, no Eligible Investment may be purchased at a premium.

      "Eligible Receivable" shall mean each Receivable:

           (a)  which was originated by International  and acquired by Navistar
      Financial in the ordinary course of business;

           (b)  which  is  owned  by  International  at the  time  of  sale  by
      International  to Navistar  Financial and is owned by Navistar  Financial at the time of sale by Navistar Financial to the Seller;

           (c)  which  was  created  in  compliance  in all  respects  with all requirements of law applicable  thereto and pursuant to a Supply Contract which  complies in all respects with all  requirements  of law applicable to any party thereto;

           (d)  with  respect to which all material  consents and  governmental
      authorizations  required  to  be  obtained  by  International,   Navistar
      Financial  or  the  Seller  in  connection   with  the  creation  of  the
      Receivable or the transfer  thereof to the Trust,  or the  performance by
      International  of the Supply  Contract  pursuant to which the  Receivable was created, have been duly obtained;

           (e)  as to  which  at  all  times  following  the  transfer  of  the
      Receivable to the Trust,  the Trust will have good and  marketable  title thereto  free and clear of all liens  arising  prior to the  transfer  or arising at any time,  other than liens  permitted  pursuant  to the Trust
      Sale and Servicing Agreement;

           (f)  which has been the subject of a valid  transfer and  assignment from  the  Seller  to the  Trust of all the  Seller's  right,  title  and interest therein (including any proceeds thereof);

           (g)  which  will at all  times  be the  legal,  valid,  binding  and assignable  payment  obligation  of  Ford,  enforceable  against  Ford in accordance  with its terms,  except as  enforceability  may be limited by applicable bankruptcy or other similar laws;

           (h)  which at the time of  transfer  to the Trust is not  subject to any  right of  rescission,  setoff,  counterclaim  or any  other  defense
      (including  defenses  arising out of  violations of usury laws) which has been asserted by Ford,

           (i)  as to which,  at the time of transfer of the  Receivable to the
      Trust,  International,  Navistar  Financial and the Seller have satisfied all their respective  obligations relating to that Receivable required to be satisfied at that time;

           (j)  as to which,  at the time of transfer of the  Receivable to the
      Trust,  neither  International,  Navistar  Financial  nor the  Seller has
      taken or failed to take any action  which would  impair the rights of the
      Trust, the Certificateholder or the Noteholders therein;

           (k)  which  constitutes  an "account" or a "general  intangible"  as defined  in  Article 9  of the UCC as  then in  effect  in the  State  of
      Illinois;

           (l)  which  was   transferred  to  the  Trust  with  all  applicable
      governmental authorizations;

           (m)  which is payable in U.S. dollars in the United States;

           (n)  which is not 90 days or more past due; and

           (o)  which,   if  such   Receivable   is   subject   to  a  warranty
      arrangement,  is  subject  to a  warranty  arrangement  specified  in the applicable Series  Supplement or any other warranty  arrangement that has been  approved  by each  Rating  Agency as  specified  in the  applicable
      Series Supplement.

      "Eligible  Servicer" shall mean Navistar Financial or an entity which, at the time of its appointment as Servicer,  (a) is legally  qualified and has the capacity  to service  the  Receivables,  (b) in the sole  determination  of the
Indenture Trustee,  which  determination  shall be conclusive and binding,  has
demonstrated  the  ability  to   professionally   and  competently   service  a
portfolio of similar  accounts in accordance  with high  standards of skill and care and (c) is  qualified  to use the software  that is then  currently  being used to service  the  Receivables  or  obtains  the right to use or has its own software which is adequate to perform its duties under this Agreement.

      "Engine  Accounts Sale Agreement" shall mean the agreement by and between
International  and Navistar  Financial  governing the terms and conditions upon which Navistar  Financial is acquiring the Receivables from  International,  as the same may from time to time be amended, modified or otherwise supplemented.

      "Equalization  Account" shall have the meaning  ascribed such term in the applicable Series Supplement.

      "ERISA" shall mean the Employee  Retirement  Income Security Act of 1974, as amended.

      "Euroclear" means the Euroclear System.

      "Event of Default"  shall mean an event  described  in Section 5.1 of the
Indenture.

      "Exchange  Act"  shall  mean the  Securities  Exchange  Act of  1934,  as amended.

      "Excluded  Series"  shall mean any Series of Notes so  designated  in the applicable Series Supplement, if any.

      "Executive  Officer"  shall mean,  with respect to any  corporation,  the
Chief Executive  Officer,  Chief Operating  Officer,  Chief Financial  Officer,
President,  Executive Vice President,  any Vice President,  the Secretary,  the
Treasurer,  Assistant  Secretary  or Assistant  Treasurer of such  corporation;
and with respect to any partnership, any general partner thereof.

      "FDIC"  shall  mean the  Federal  Deposit  Insurance  Corporation  or any successor entity thereto.

      "Federal  Book-Entry  Security"  shall mean an  obligation  issued by the
U.S.  Treasury,  the  Federal  Home Loan  Mortgage  Corporation  or the Federal
National  Mortgage   Association,   or  any  other  direct  obligation  of,  or
obligation  fully  guaranteed  as to timely  payment of principal  and interest by, the United  States of America,  that is a book-entry  security held through the Federal Reserve System pursuant to Federal Book-entry regulations.

      "Fitch" shall mean Fitch, Inc. or its successor.

      "Ford" shall mean Ford Motor  Company,  or any successor by merger or any company  acquiring  all or  substantially  all  of the  assets  of  Ford  Motor
Company.

      "Governmental  Authority" shall mean the United States of America, or any
other  jurisdiction  applicable  to  International,   Navistar  Financial,  the
Seller or other  Originator  of the  Receivables  as  specified  in the related
Series  Supplement,  any  state,  possession,   territory  or  other  political
subdivision  thereof,  and  any  entity  exercising   executive,   legislative,
judicial,   regulatory  or   administrative   functions  of  or  pertaining  to
government.

      "Group Account  Property" shall mean the Group Accounts,  all amounts and investments  held from time to time in any Group  Account  (whether in the form of deposit accounts, physical property,  book-entry securities,  uncertificated securities or otherwise) and all proceeds of the foregoing.

      "Group Accounts" shall mean,  collectively,  those accounts so designated in a Series Supplement.

      "Group  Amortization  Period" shall mean the period, if any, during which all Series in all Groups are in an Early Amortization Period.

      "Group  Collections"  shall  mean,  with  respect to a Business  Day,  an amount  equal  to the  sum of (i)  the  product  of (a)  the  Group  Collection
Allocation  Percentage and (b) Collections  received in the Collection  Account on that  Business  Day and  (ii) if any  Series  Amortization  Period  or Group
Amortization  Period has  commenced and is  continuing,  the product of (a) the
Group Collection  Allocation  Percentage and (b) all amounts then on deposit in the Equalization Account.

      "Group I  Amortization  Period"  shall mean the  period,  if any,  during which all Series in Group I are in an Early Amortization Period.

      "Group I Final  Allocation  Date"  shall mean the first day  falling in a
Group I  Amortization  Period  on  which  there  are  funds on  deposit  in the
Carrying Cost  Account,  the Negative  Carry Account and the Principal  Funding
Accounts  that,  in the  aggregate,  equal or  exceed  the  Investor  Repayment
Amount and any  Servicing  Fee payable on the first  Payment Date falling after that date.

      "Group I" means a group of Series of Notes  designated  as  belonging  to
Group I in the Series Supplement applicable to such Series of Notes.

      "Group Invested  Amount" shall mean, with respect to a Group on any date, the amount  specified  in the related  Series  Supplement.  The Group  Invested
Amount  for any  Group  may be  increased  or  decreased  from  time to time as specified in the related Series Supplement.

      "Groups" shall mean any groups of Series of Notes including Group I.

      "Holder"  shall mean the Person in whose  name a Note or  Certificate  is registered on the Note Register or the Certificate Register, as applicable.

      "Indenture"  shall mean the Indenture between the Trust and the Indenture
Trustee,  dated as of the  date  hereof,  as the same may from  time to time be amended, modified or otherwise supplemented.

      "Indenture  Trustee"  shall mean The Bank of New York, a New York banking corporation,  not in its  individual  capacity but solely as trustee  under the
Indenture, or any successor trustee under the Indenture.

      "Independent"  shall  mean,  when  used  with  respect  to any  specified
Person,  that the Person (a) is in fact  independent  of the Issuer,  any other obligor upon the Notes,  the Seller and any  Affiliate of any of the  foregoing
Persons,  (b) does  not have any  direct  financial  interest  or any  material indirect financial  interest in the Issuer, any such other obligor,  the Seller or any  Affiliate  of any of the  foregoing  Persons  and (c) is not  connected with the Issuer,  any such other  obligor,  the Seller or any  Affiliate of any of the  foregoing  Persons  as an  officer,  employee,  promoter,  underwriter, trustee, partner, director or person performing similar functions.

      "Independent  Certificate"  shall  mean a  certificate  or  opinion to be delivered to the Indenture  Trustee under the  circumstances  described in, and otherwise  complying  with, the applicable  requirements of Section 11.1 of the
Indenture,  made by an  Independent  appraiser or other expert  appointed by an
Issuer  Order  and  approved  by  the  Indenture  Trustee  in the  exercise  of reasonable  care, and such opinion or  certificate  shall state that the signer has read the  definition of  "Independent"  and that the signer is  Independent within the meaning thereof.

      "Ineligible  Receivable"  shall mean any  Receivable  that at the time of determination is not an Eligible Receivable.

      "Insolvency  Event" shall mean any event specified in Section 5.17(a) or
(b) of the Indenture.

      "Insolvency   Laws"  shall  mean  the  Bankruptcy   Code  and  any  other
applicable federal or state bankruptcy, insolvency or other similar law.

      "Internal  Revenue Code" shall mean the Internal Revenue Code of 1986, as amended.

      "International" shall mean International Truck and Engine Corporation,  a
Delaware  corporation,  and its successors in interest to the extent  permitted in the Basic Documents.

      "Investment  Company Act" shall mean the Investment  Company Act of 1940, as amended.

      "Investment  Event" shall mean, with respect to any Series of Notes,  any event, if any, so defined in the Indenture and the related Series Supplement.

respect to any Series of Notes the  amounts  specified  in the  related  Series
Supplement, if any.

      "Investor  Dilution/Warranty  Charge-Offs" shall mean, for any Collection
Period,  with  respect  to any  Series of Notes the  amounts  specified  in the related Series Supplement, if any.

      "Investor  Repayment Amount" shall have the meaning ascribed such term in the applicable Series Supplement.

      "Involuntary  Case" shall have the meaning specified in Article VI of the
Receivables Purchase Agreement.

      "Issuer" shall mean,  initially,  the Trust (and the Trust shall be named as such in the Indenture) until a successor  replaces it and,  thereafter,  the successor and, for purposes of any provision  contained  herein and required by the TIA, each other obligor on the Notes.

      "Issuer Order" or "Issuer  Request" shall mean a written order or request signed in the name of the  Issuer  by any one of its  Authorized  Officers  and
delivered to the Indenture Trustee.

      "Lien" shall mean any  mortgage,  deed of trust,  pledge,  hypothecation, assignment,  deposit  arrangement,  encumbrance,  lien  (statutory  or  other), preference,  priority or other security  agreement or preferential  arrangement of any kind or  nature  whatsoever,  including  any  conditional  sale or other title  retention  agreement and any financing  lease having  substantially  the same economic effect as any of the foregoing.

      "Lock-Box  Account" shall mean a segregated  lock-box account  maintained by the  Servicer  with the Lock-Box  Bank into which the  Servicer  will direct
Ford to make payments on the Receivables.

      "Lock-Box  Bank" shall mean Bank One,  National  Association,  a national banking association, or any successor.

      "Monthly Period" shall mean a calendar month.

      "Monthly  Servicing  Fee" shall mean,  with  respect to any  Series,  the amount specified therefor in the related Series Supplement.

      "Moody's" shall mean Moody's Investors Service, Inc., or its successor.

      "Navistar  Financial"  shall  mean  Navistar  Financial  Corporation,   a
Delaware corporation, and its successors in interest.

      "Negative  Carry  Account"  shall have the meaning  ascribed such term in the applicable Series Supplement.

      "Net Invested  Amount"  shall have the meaning  ascribed such term in the applicable Series Supplement.

      "Note" shall mean any asset-backed  Note executed by the Issuer by any of its  Authorized  Officers and  authenticated  by the  Indenture  Trustee in the form attached to the Series Supplement applicable to such Series of Notes.

      "Note  Depository"  shall mean with respect to any  Book-Entry  Notes for which  Definitive  Notes have not been issued,  any  depository  selected  from time to time by the  Indenture  Trustee  on behalf of the Trust in whose name a
Series of Notes is  registered.  The Note  Depository  shall be Cede & Co., the nominee of the Clearing Agency for such Series.

      "Note  Depository  Agreement"  shall  mean with  respect to any Series of
Notes originally  issued as Book-Entry  Notes,  the agreement,  dated as of the
Closing Date for such Series,  among the Issuer,  the Indenture Trustee and the
Clearing  Agency  relating  to such  Notes,  as the  same  may be  amended  and supplemented from time to time.

      "Note Owner" shall mean,  with respect to a Book-Entry  Note,  any Person who is a beneficial owner of a Book-Entry Note.

      "Note Purchase  Agreement" shall mean the note purchase agreement between
TERFCO and Banc One Capital Markets,  Inc., as initial  purchaser,  dated as of
November 15, 2000.

      "Note  Rate" shall mean,  with  respect to any Series or class,  the note rate specified therefor in the related Series Supplement.

      "Note  Register"  shall have the meaning  specified in Section  2.4(a) of the Indenture.

      "Note  Registrar"  shall  mean  the  registrar  at any  time of the  Note
Register, appointed pursuant to Section 2.4 of the Indenture.

      "Noteholder" shall mean any Holder of a Note.

      "Notice of Default"  shall have the  meaning set forth in Section  5.1(d)
of the Indenture.

      "Officers'  Certificate"  shall mean (a) with respect to any corporation, unless otherwise  specified in this Agreement,  a certificate signed by (i) the
Chairman  of the  Board,  Vice  Chairman  of the Board,  President  or any Vice
President  and (ii) a Treasurer,  Assistant  Treasurer,  Secretary or Assistant
Secretary of such  corporation  and (b) with  respect to any limited  liability company,  unless otherwise  specified in this Agreement,  a certificate  signed by any manager of such limited liability company.

      "Opinion of Counsel"  shall mean a written  opinion of counsel,  who may, except for Tax  Opinions and as otherwise  expressly  provided,  be an employee of the Seller, the Servicer or Navistar  Financial.  In addition,  for purposes of  the  Indenture:  (a) the  opinion  shall  be  addressed  to  the  Indenture
Trustee as  trustee  and  (b) the  opinion  shall  comply  with any  applicable requirements of Section 11.1(a) of the Indenture.

      "Order"   shall  have  the  meaning   specified  in  Article  VI  of  the
Receivables Purchase Agreement.

      "Originator" shall mean International.

      "Outstanding"   shall  mean,  with  respect  to  any  Notes,  as  of  any
Determination  Date,  all such Notes  theretofore  authenticated  and delivered under the Indenture except:

           (a)  Notes   theretofore   canceled  by  the  Indenture  Trustee  or
      delivered to the Indenture Trustee for cancellation;

           (b)  Notes or  portions  thereof  the payment for which money in the necessary  amount  has been  theretofore  deposited  with  the  Indenture
      Trustee  or any  Paying  Agent in trust for the  Holders  of such  Notes;
      provided,  however, that if such Notes are to be redeemed, notice of such redemption  has been duly given  pursuant to the  Indenture  or provision therefore, satisfactory to the Indenture Trustee, has been made; and

           (c)  Notes in  exchange  for or in lieu of other  Notes  which  have been  authenticated and delivered pursuant to this Indenture unless proof satisfactory  to the Indenture  Trustee is presented  that any such Notes are held by a bona fide purchaser;

provided,  however,  that in  determining  whether the Holders of the requisite
Outstanding   Amount   of  the  Notes   have   given   any   request,   demand,
authorization,  direction,  notice,  consent or waiver  hereunder  or under any
Basic  Document,  Notes owned by the Issuer,  any other obligor upon the Notes, the  Seller  or  any  Affiliate  of  any  of the  foregoing  Persons  shall  be disregarded  and deemed not to be  Outstanding,  except  that,  in  determining whether the  Indenture  Trustee  shall be  protected  in relying  upon any such request,  demand,  authorization,  direction,  notice,  consent or waiver, only
Notes that a Responsible  Officer of the Indenture  Trustee  actually  knows to be so owned  shall be so  disregarded.  Notes so owned  that have been  pledged in good faith may be regarded as  Outstanding  if the  pledgee  establishes  to the  satisfaction  of the Indenture  Trustee the pledgor's right so to act with respect  to such  Notes  and that the  pledgee  is not the  Issuer,  any  other obligor  upon the Notes,  the Seller or any  Affiliate  of any of the  forgoing
Persons.

      "Outstanding  Amount"  shall mean,  as of any date,  with  respect to any
Series of Notes, the aggregate  principal  balance of such Notes Outstanding at such date.

      "Owner   Trustee"  shall  mean  Chase   Manhattan   Bank  USA,   National
Association,  a national banking  association,  or any successor  trustee under the Trust Agreement.

      "Paying  Agent" shall mean with respect to the  Indenture,  the Indenture
Trustee  or any other  Person  that  meets the  eligibility  standards  for the
Indenture   Trustee   specified  in  Section  6.11  of  the  Indenture  and  is
authorized  by the Issuer to make the  payments to and  distributions  from the
Collection  Account and any Principal  Funding  Account,  including  payment of principal  of or interest on the Notes on behalf of the  Issuer.  With  respect to the  Trust  Agreement,  "Paying  Agent"  shall  mean  any  paying  agent  or co-paying agent appointed  pursuant to Section 3.10 of the Trust Agreement that meets the  eligibility  standards for the Owner  Trustee  specified in Section
6.13(c) of the Trust Agreement.

      "Payment  Date"  shall mean the  fifteenth  day of each month or, if such day is not a Business Day, the next succeeding Business Day.

      "Payment  Statement"  shall mean,  with  respect to any Series,  a report prepared by the Servicer for the  immediately  preceding  Collection  Period in substantially the form set forth in the related Series Supplement.

      "PBGC" shall mean the Pension Benefit  Guaranty  Corporation  established pursuant to Subtitle A of Title IV of ERISA.

      "Person"  shall  mean  any  legal  person,   including  any   individual,
corporation,  partnership, limited liability company, association,  joint-stock company,  trust,  unincorporated  organization,  governmental  entity  or other entity of similar nature.

      "Physical  Property" shall mean bankers'  acceptances,  commercial paper, negotiable  certificates  of  deposit  and other  obligations  that  constitute
"instruments"  within the  meaning of  Section  9-105(1)(i)  of the UCC and are susceptible of physical delivery.

      "Predecessor  Note" shall mean with respect to any particular Note, every previous Note  evidencing  all or a portion of the same debt as that  evidenced by such  particular  Note;  and, for the purpose of this  definition,  any Note authenticated  and delivered  under  Section 2.5  of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note.

      "Principal  Funding  Account"  shall  mean any  account  designated  as a
"Principal Funding Account" in the applicable Series Supplement.

      "Principal  Terms" shall mean,  with respect to any Series:  (a) the name or designation;  (b) the initial  principal  balance (or method for calculating
such  amount);   (c)  the  interest  rate  (or  method  for  the  determination thereof);  (d) the  date on which  such  Series  will  begin  its  Accumulation
Period  or  Amortization   Period,  if  any;  (e)  the  method  for  allocating
principal and interest to  Noteholders;  (f) the  percentage  used to calculate
Monthly  Servicing  Fees;  (g) the issuer and terms of any form of  enhancement
with  respect   thereto  or  the  level  of   subordination   provided  by  the
Certificate(s);  (h) the  terms  on  which  the  Notes  of such  Series  may be exchanged  for Notes of another  Series,  be subject  to  repurchase,  optional redemption  or  mandatory  redemption  by the  Seller or be  remarketed  by any remarketing  agent to other investors;  (i) the stated final maturity date; and
(j) any other terms permitted by the Indenture.

      "Proceeding"  shall  mean  any  suit in  equity,  action  at law or other judicial or administrative proceeding.

      "Purchase  Price" with  respect to any  Receivable  for any date on which such  Receivable  is to be  purchased  pursuant to Section  3.3(c) of the Trust
Sale  and  Servicing  Agreement  or  Section 2.1  of the  Receivables  Purchase
Agreement,  as  applicable,  shall have the meaning set forth in Section 2.1 of the Receivables Purchase Agreement.

      "Rated  Securities"  shall mean each class of  Securities  which has been rated by a Rating Agency at the request of the Seller.

      "Rating  Agency" shall mean,  with respect to any  outstanding  Series or class, each nationally  recognized  statistical rating organization selected by the  Seller  to rate the  Notes  of such  Series  or  class,  unless  otherwise specified in the Series Supplement.

      "Rating Agency  Condition"  shall mean, with respect to any action,  that each Rating Agency (other than Moody's)  shall have given its written  approval that the  contemplated  action will not result in a  reduction,  qualification, downgrading or withdrawal of the rating of any  outstanding  Series or class of
Notes then rated by that Rating Agency and that prior  written  notice shall be given to Moody's.

      "Receivables"  shall mean all amounts shown on the Servicer's  records as amounts  payable by Ford from time to time arising  from the sales  pursuant to the Supply  Contracts of diesel engines and service parts by  International  to
Ford for use in Ford  trucks  and vans,  together  with the  group of  writings evidencing  such  amounts  and the  security  interest  created  in  connection therewith.  Receivables  which  become  Ineligible  Receivables  shall  not  be shown  on the  Servicer's  records  as  amounts  payable  by Ford on the day on
which  they  become   Ineligible   Receivables.   Receivables   which  Navistar
Financial  is unable to  transfer  to the Seller  pursuant  to the  Receivables
Purchase  Agreement  or which the  Seller is  unable to  transfer  to the Trust pursuant  to the Trust Sale and  Servicing  Agreement  shall not be included in calculating the amount of Receivables.

      "Receivables  Purchase Agreement" shall mean the agreement by and between
Navistar Financial and the Seller,  dated as of the date hereof,  governing the
terms  and   conditions   upon  which  the  Seller  is  acquiring  the  initial
Receivables  transferred  to the Trust on the Closing Date and all  Receivables
acquired  thereafter,  as the same may from time to time be  amended,  modified or otherwise supplemented.

      "Record Date" shall mean,  with respect to any Payment Date, the close of business on the day  preceding  such Payment  Date;  provided that with respect to any Payment  Date for a Series for which Notes have been issued  pursuant to the  Indenture,  subsequent to the issuance of such Notes,  the Record Date for such  Payment  Date shall be the last day of the month  preceding  the month in which such Payment Date occurs.

      "Recoveries"  shall  mean  all  Collections  received  by  the  Indenture
Trustee in respect of any Write-Off.

      "Redemption  Date" shall mean the date specified as such by the Issuer as described in Sections 10.1 and 10.2 of the Indenture.

      "Redemption  Price"  shall  mean the price  specified  in the  applicable
Series Supplement.

      "Related  Security" shall mean,  with respect to any Receivable,  (a) all of International's or Navistar  Financial's  rights,  title and interest in and to the goods, if any,  relating to the sale that gave rise to the  Receivables,
(b) all other  security  interests or liens and property  subject  thereto from time to time  purporting  to secure  payment  of the  Receivables  and  (c) all
letters  of  credit,   guarantees  and  other  agreements  or  arrangements  of
whatever  character  from time to time  supporting  or securing  payment of the
Receivables.

      "Required  Rating" shall mean (1) a rating on  commercial  paper or other short  term  unsecured  debt  obligations  of  Prime-1  by  Moody's  so long as
Moody's is a Rating  Agency, A-1 by  Standard & Poor's so long as Standard &
Poor's is a Rating  Agency  and,  if rated by  Fitch,  F-1+ by Fitch so long as
Fitch is a Rating  Agency;  or (2) such lower  credit  rating (as  approved  in
writing  by  each  Rating   Agency)  as  will  not  result  in  the  reduction,
qualification,  downgrading  or  withdrawal  of the rating then assigned to any
Rated  Securities by such Rating Agency.  Any requirement that deposits or debt obligations  have the  "Required  Rating" shall mean that such deposits or debt obligations  have the  foregoing  required  ratings  from  Moody's,  Standard &
Poor's and Fitch.

      "Requirements  of Law"  for any  Person  shall  mean the  certificate  of incorporation  and by-laws or other  organizational  or governing  documents of such Person,  and any law, treaty,  rule or regulation,  or determination of an arbitrator or  Governmental  Authority,  in each case  applicable to or binding upon such  Person or to which such Person is subject,  whether  federal,  state or local (including usury laws and the federal Truth in Lending Act).

      "Responsible  Officer" shall mean, (i) with respect to any Person,  other than the Indenture Trustee,  the president,  the  vice-president-controller  or the  vice-president-treasurer  of such  Person  and  (ii) with  respect  to the
Indenture  Trustee,  any officer  within the  Corporate  Trust and Agency Group
(or  any  successor  group  of  the  Indenture   Trustee)  including  any  vice
president,  assistant vice president,  assistant secretary, assistant treasurer
or  any  other  officer  of  the  Indenture  Trustee   customarily   performing
functions  similar to those  performed  by the persons who at the time shall be such  officers,  respectively,  or  to  whom  any  corporate  trust  matter  is referred  because  of his  knowledge  of and  familiarity  with the  particular subject.

      "Revolving  Period"  shall mean with  respect to any  Series,  the period specified as such in the related Series Supplement.

      "Securities" shall mean the Notes and the Certificate(s).

      "Securities Act" shall mean the Securities Act of 1933, as amended.

      "Securities   Intermediary"   shall  have  the   meaning   set  forth  in
Section 4.3(c) of the Trust Sale and Servicing Agreement.

      "Securitization  Party" shall mean International,  Navistar International
Corporation, Navistar Financial, the Seller, the Trust, or Ford.

      "Securityholders" shall mean the Noteholders and the Certificateholders.

      "Seller"  shall mean Truck Engine  Receivables  Financing Co., a Delaware corporation,  and its  successors  in interest to the extent  permitted  in the
Basic Documents.

      "Series"  shall  mean any  series of Notes so  designated  in the  Series
Supplement.

      "Series  Account"  shall  mean any  deposit,  trust,  escrow,  reserve or similar  account  maintained  for the benefit of the  Noteholders of any Series or class, as specified in any Series Supplement.

      "Series  Allocation  Percentage"  shall have the meaning set forth in the
Series Supplement.

      "Series  Amortization  Period"  shall have the  meaning  set forth in the
Series Supplement.

      "Series  Issuance Date" shall mean, with respect to any Series,  the date on which the Notes of such  Series are to be  originally  issued in  accordance with the Indenture and the related Series Supplement.

      "Series  Supplement" shall mean, with respect to any Series, a supplement to the  Indenture,  executed  and  delivered  in  connection  with the original issuance  of  the  Notes  of  such  Series  pursuant  to  Section  2.1  of  the
Indenture, and all amendments thereof and supplements thereto.

      "Servicer" shall mean, initially,  Navistar Financial, in its capacity as
Servicer  under  the  Trust  Sale  and  Servicing  Agreement,   and  after  any
Servicing Transfer, the Successor Servicer.

      "Servicing Charge Rate" shall equal 1%.

      "Servicing  Default"  shall have the meaning set forth in  Section 7.1 of the Trust Sale and Servicing Agreement.

      "Servicing  Fee" shall have the meaning set forth in  Section 3.2  of the
Trust Sale and Servicing Agreement.

      "Servicing  Officer" shall mean any officer of the Servicer  involved in, or responsible for, the  administration  and servicing of the Receivables whose name  appears  on a list  of  servicing  officers  furnished  to the  Indenture
Trustee by the Servicer as such list may from time to time be amended.

      "Servicing  Transfer" shall have the meaning set forth in  Section 7.1(d)
of the Trust Sale and Servicing Agreement.

      "Standard  & Poor's"  shall mean  Standard & Poor's  Rating  Services,  a division of the McGraw-Hill Companies, Inc. or its successor.

      "Stated Final  Maturity  Date" shall mean,  with respect to any Series of
Notes, the date specified in any Series Supplement.

      "Successor  Servicer"shall  have the meaning set forth in  Section 7.2 of the Trust Sale and Servicing Agreement.

      "Supplemental  Certificate"  shall have the meaning specified in Section
3.4 of the Trust Agreement.

      "Supply  Contracts"  shall mean the following  supply  contracts  between
International   and  Ford  governing  the  terms  and  conditions   upon  which
International  supplies  diesel  engines and service parts to Ford, as the same may from time to time be amended,  modified or otherwise  supplemented:  (a)  a supply  contract,  under  the  terms  of  which  International  and  Ford  have continued to operate,  which was originally  effective beginning in Ford's 1991 model year and  scheduled  to  terminate  at the end of Ford's 2000 model year;
(b) a  supply  contract  which was  negotiated  and signed in 1997 under  which
International  will  supply  diesel  engines to Ford in the  future;  and (c) a
supply   contract   which  was  negotiated  and  signed  in  1999  under  which
International will supply diesel engines to Ford in the future.

      "Tax  Opinion"  shall mean,  with  respect to any  action,  an Opinion of
Counsel to the effect  that,  for U.S.  federal  income  tax  purposes  (a) the
Trust will not be treated as an  association  or  publicly  traded  partnership taxable  as  a  corporation  and  (b) in  the  case  of  Section  2.14  of  the
Indenture, the Notes will be characterized as debt issued by the Trust.

      "Temporary  Notes"  shall mean the Notes  specified in Section 2.3 of the
Indenture.

      "Termination   Date"  shall  mean,  with  respect  to  any  Series,   the
termination date specified in the related Series Supplement.

      "Termination  Notice" shall have the meaning set forth in  Section 7.1(d)
of the Trust Sale and Servicing Agreement.

      "TERFCO"  shall mean Truck Engine  Receivables  Financing Co., a Delaware corporation,  and its  successors  in interest to the extent  permitted  in the
Basic Documents.

      "Transfer  Date" shall have the meaning set forth in  Section 2.1  of the
Trust Sale and Servicing Agreement.

      "Transfer  Deposit Amount" shall mean the amount of each deposit into the
Collection  Account  in  respect  of  a  Disqualified  Receivable,   breach  of
Servicer  covenant,  Dilution or Warranty Set-Off as and to the extent required by Sections 2.4(c),  3.3(c),  3.9(a) and 3.9(b) of the Trust Sale and Servicing
Agreement, as applicable.

      "Trust" shall mean the Truck Engine  Receivables Master Trust, a Delaware business trust.

      "Trust Account  Property" shall mean the Trust Accounts,  all amounts and investments  held from time to time in any Trust  Account  (whether in the form of deposit accounts, physical property,  book-entry securities,  uncertificated securities or otherwise) and all proceeds of the foregoing.

      "Trust  Accounts" shall mean,  collectively,  the Collection  Account and any other account so designated in a Series Supplement.

      "Trust  Agreement" shall mean the Trust Agreement  between the Seller and the Owner  Trustee,  dated as of the date hereof,  as the same may from time to time be amended, modified or otherwise supplemented.

      "Trust Assets"shall consist of an ownership interest in:

           (a)  the  Receivables,  any Related  Security,  all  Collections and
      other amounts received with respect thereto,  including  recoveries,  and all proceeds  thereof  (excluding the sale price of the Receivables  paid to the Seller) received on or after the Closing Date;

           (b)  all of the  Seller's  rights  under  the  Receivables  Purchase
      Agreement;

           (c)  all monies on deposit in certain accounts of the Trust;  and

           (d)  all of Navistar  Financial's  rights under the Engine  Accounts
      Sale Agreement.

      "Trust  Indenture Act or TIA" shall mean the Trust Indenture Act of 1939, as amended.

      "Trust  Sale and  Servicing  Agreement"  shall  mean this  Agreement,  as amended and supplemented from time to time.

      "Trust  Termination Date" shall have the meaning specified in Section 7.1 of the Trust Agreement.

      "UCC" shall mean the Uniform  Commercial  Code,  as amended  from time to time, as in effect in any specified jurisdiction.

      "Uncertificated  Security"  shall  have the  meaning  given to such  term under the applicable UCC as in effect on such date.

      "Unpaid  Balance" of any  Receivable  shall mean,  at any time,  the then outstanding balance thereof.

      "Unregistered  Note"  shall  mean any Note  that has not been  registered under the  Securities  Act and is subject to the  provisions of Section 2.15 of the Indenture.

      "Warranty  Ratio" shall have,  with  respect to any Series of Notes,  the meaning ascribed such term in the related Series Supplement, if any.

      "Warranty  Set-Offs" shall have, with respect to any Series of Notes, the meaning ascribed such term in the related Series Supplement, if any.

      "Warehouse  Reserve" shall have, with respect to any Series of Notes, the meaning ascribed such term in the related Series Supplement, if any.

      "Write-Offs"   shall  mean  any  Receivables  that  are  written  off  as uncollectible due to Ford's inability to pay.

                             APPENDIX A

                        PART II - RULES OF CONSTRUCTION

(A)   Accounting  Terms.  As used  in this  Appendix  or the  Basic  Documents, accounting  terms which are not  defined,  and  accounting  terms  partly defined,  herein or therein shall have the  respective  meanings given to them under generally accepted accounting  principles.  To the extent that the  definitions  of  accounting  terms  in this  Appendix  or the  Basic
      Documents  are  inconsistent  with  the  meanings  of  such  terms  under generally accepted accounting  principles,  the definitions  contained in this Appendix or the Basic Documents will control.

(B)   "Hereof," etc. The words  "hereof,"  "herein" and  "hereunder"  and words of similar  import when used in this Appendix or any Basic  Document will refer to this  Appendix or such Basic  Document as a whole and not to any particular  provision  of this  Appendix  or  such  Basic  Document;  and
      Section,  Schedule and Exhibit  references  contained in this Appendix or any Basic Document are references to Sections,  Schedules and Exhibits in or to this Appendix or such Basic Document  unless  otherwise  specified.
      The word "or" is not exclusive.

(C)   Reference  to Payment  Dates.  With  respect  to any  Payment  Date,  the
      "related  Collection  Period," and the "related  Record  Date," will mean
      the  Collection  Period  and  Record  Date,   respectively,   immediately
      preceding  such Payment  Date,  and the  relationships  among  Collection
      Periods  and  Record  Dates  will  be   correlative   to  the   foregoing
      relationships.

(D)   Number and Gender.  Each defined term used in this  Appendix or the Basic
      Documents  has a  comparable  meaning when used in its plural or singular form.  Each  gender-specific  term  used in this  Appendix  or the  Basic
      Documents has a comparable meaning whether used in a masculine,  feminine or gender-neutral form.

(E)   Including.  Whenever  the term  "including"  (whether or not that term is followed by the phrase "but not  limited to" or "without  limitation"  or words of similar  effect) is used in this Appendix or the Basic Documents
      in   connection   with  a   listing   of  items   within   a   particular
      classification,  that listing will be interpreted to be illustrative only and will not be interpreted as a limitation on, or exclusive  listing of, the items within that classification.

(E)   UCC  References.  References  to sections or  provisions  of Article 9 of
      the  UCC  in  any  of  the  Basic   Documents   shall  be  deemed  to  be
      automatically   updated  to  reflect  the   successor,   replacement   or
      functionally  equivalent  sections or  provisions  of Revised  Article 9,
      Secured  Transactions  (2000) at any time in any  jurisdiction  which has made such revised article effective.

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                                      B-3

                             APPENDIX B

                   NOTICE ADDRESSES AND PROCEDURES

           All  requests,  demands,  directions,  consents,  waivers,  notices, authorizations  and  communications  provided  or  permitted  under  any  Basic
Document to be made upon,  given or furnished to or filed with the Seller,  the
Servicer,  the  Administrator,  the Indenture  Trustee,  the Issuer,  the Owner
Trustee or the  Rating  Agencies  shall be in  writing,  personally  delivered, sent by facsimile  with a copy to follow via first class mail,  overnight  mail or mailed by certified  mail-return  receipt requested,  and shall be deemed to have been duly given upon receipt:

(1)   in the case of the Seller, at the following address:

                Truck Engine Receivables Financing Co.
                c/o Navistar Financial Corporation
                2850 West Golf Road
                Rolling Meadows, Illinois 60008
                Attn:General Counsel
                     Vice President and Treasurer
                Facsimile: (847) 734-4090

(2)   in the  case  of the  Servicer  or the  Administrator,  at the  following address:

                Navistar Financial Corporation
                2850 West Golf Road
                Rolling Meadows, Illinois 60008
                Attn:General Counsel
                     Vice President and Treasurer
                Facsimile: (847) 734-4090

(3)   in the case of the  Indenture  Trustee,  at its  Corporate  Trust  Office
(which address is set forth in Part I of Appendix A),

(4)   in the case of the Owner  Trustee,  at its Corporate  Trust Office (which address is set forth in Part I of Appendix A),

(5)   in the case of the  Issuer,  care of the Owner  Trustee at its  Corporate
Trust  Office  (which  address  is set forth in Part I of  Appendix A),  with a copy to the Administrator at the following address:

                     Navistar Financial Corporation, as Administrator
                     2850 West Golf Road
                     Rolling Meadows, Illinois 60008
                     Attn:General Counsel
                          Vice President and Treasurer
                     Facsimile: (847) 734-4090

      The Issuer shall  promptly  transmit  any notice  received by it from the
      Noteholders  to the  Indenture  Trustee and the  Indenture  Trustee shall
      likewise   promptly   transmit  any  notice   received  by  it  from  the
      Noteholders to the Issuer.

(6)   in the case of Moody's Investors Service, Inc., to:

                Moody's Investors Service, Inc.
                ABS Monitoring Department
                99 Church Street
                New York, New York 10007

(7)   in the case of Standard & Poor's Ratings Services, to:

                Standard & Poor's Ratings Services
                55 Water Street
                40th Floor
                New York, NY 10041-0003
                Attn: Asset Backed Surveillance Department

(8)   in the case of Fitch, Inc., to:

                Fitch, Inc.
                55 East Monroe
                Suite 3500
                Chicago, Illinois 60603
                Attn: Asset Backed Surveillance
                Facsimile: (312) 368-2069

or at such other  address as shall be  designated  by such  Person in a written notice to the other parties to this Agreement.

           Where any Basic  Document  provides  for  notice to  Noteholders  or
Certificateholders   of  any   condition   or  event,   such  notice  shall  be
sufficiently  given (unless  otherwise herein  expressly  provided) if it is in writing and mailed,  first-class,  postage prepaid or by overnight mail to each
Noteholder or  Certificateholder  affected by such condition or event,  at such
Person's  address as it appears on the Note Register or  Certificate  Register, as  applicable,  not later  than the  latest  date,  and not  earlier  than the earliest  date,  prescribed  in such  Basic  Document  for the  giving  of such notice.  If  notice  to  Noteholders  or  Certificateholders  is given by mail, neither  the  failure  to mail such  notice  nor any  defect  in any  notice so mailed to any  particular  Noteholders or  Certificateholders  shall affect the sufficiency  of such notice with respect to other  Noteholders,  and any notice that is mailed in the manner herein  provided  shall  conclusively  be presumed to have been duly given  regardless  of whether such notice is in fact actually received.

                                                          EXHIBIT B

                   NAVISTAR FINANCIAL CORPORATION
                FORM OF ANNUAL SERVICER'S CERTIFICATE

    (As required to be delivered on or before February 1 of each calendar year beginning with February 1, 2002, pursuant to
       Section 3.5 of the Trust Sale and Servicing Agreement)

      The undersigned,  duly authorized  representatives  of Navistar Financial
Corporation  ("Navistar  Financial"),  as Servicer,  pursuant to the Trust Sale and  Servicing  Agreement  dated as of  _____________,  200__ (as  amended  and supplemented,  or  otherwise  modified  and in effect  from  time to time,  the
"Agreement"),  by and among  Navistar  Financial,  as  Servicer,  Truck  Engine
Receivables  Financing  Co., as Seller,  and Truck  Engine  Receivables  Master
Trust, as the Trust, do hereby certify that:

           1.   Navistar  Financial  is, as of the date  hereof,  the  Servicer under the Agreement.

           2.   The undersigned are Servicing  Officers and are duly authorized pursuant  to the  Agreement  to execute  and deliver  this  Certificate  to the
Rating Agencies, the Owner Trustee and the Indenture Trustee.

           3.   A review of the  activities  of the Servicer  during its fiscal year ended  October 31,  ____, and of its  performance  under the Agreement was conducted under our supervision.

           4.   Based on such  review,  the  Servicer  has,  to the best of our knowledge,  performed in all material  respects  all of its  obligations  under the Agreement  throughout  such year and no default in the  performance of such obligations  has occurred or is  continuing  except as set forth in paragraph 5 below.

           5.   The  following  is  a  description   of  each  default  in  the
performance  of  the  Servicer's   obligations  under  the  provisions  of  the
Agreement  known to us to have  been made by the  Servicer  during  its  fiscal year ended  October  31,  ____,  which sets forth in detail the  (a) nature  of each such  default,  (b) the  action taken by the  Servicer,  if any, to remedy each  such  default  and  (c) the  current  status of each  such  default:  [If applicable, insert "None."]

      Capitalized  terms used but not defined herein are used as defined in the
Agreement.

--------------------------------------------------------------------------------

           IN WITNESS  WHEREOF,  each of the undersigned has duly executed this
Certificate this ____ day of __________.

                          By:
                               Name:
                               Title:

                          By:
                               Name:
                               Title:

--------------------------------------------------------------------------------

                                                         SCHEDULE 1

                             PROCEEDINGS

      None.

--------------------------------------------------------------------------------

                                                         SCHEDULE 2

                       LIST OF TRUST ACCOUNTS

Collection Account
The Bank of New York
ABA No.: XXXXXXXXX
Ref: XXXXXXXXX
Account No.: XXXXXXXXX